As filed with the Securities and Exchange Commission on July 30, 1999

                                              Securities Act File No. 333-______
                                        Investment Company Act File No. 811-5458

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2
           |X| REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        |_| Pre-Effective Amendment No.
                        |_| Post-Effective Amendment No.
           |X| REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940
                               |X| Amendment No. 5

                    CREDIT SUISSE ASSET MANAGEMENT STRATEGIC
                            GLOBAL INCOME FUND, INC.
             (Exact name of registrant as specified in its charter)

                               One Citicorp Center
                              153 East 53rd Street
                            New York, New York 10022
                    (Address of principal executive offices)
                                 (212) 832-2626
              (Registrant's telephone number, including area code)

                                Hal Liebes, Esq.
                              Senior Vice President
        Credit Suisse Asset Management Strategic Global Income Fund, Inc.
                               One Citicorp Center
                              153 East 53rd Street
                            New York, New York 10022
                     (Name and address of agent for service)

                                 With Copies to:
Daniel Schloendorn, Esq.                               Gary S. Schpero, Esq.
Willkie Farr & Gallagher                            Simpson Thacher & Bartlett
    787 Seventh Avenue                                 425 Lexington Avenue
New York, New York 10019                           New York, New York 10017-3954

            --------------------------------------------------------

 Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |_|

      If it is proposed that this filing will become effective when declared effective pursuant to Section 8(c), check the following box. |_|

      If appropriate, check the following box:

      |_| This amendment designates a new effective date for a previously filed registration statement.

      |_| This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______.

                       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
================================================================================================================
                                      Amount        Proposed Maximum       Proposed Maximum        Amount of
      Title of Securities             Being        Offering Price per          Aggregate         Registration
       Being Registered             Registered          Unit(1)             Offering Price            Fee
================================================================================================================
Shares of Common Stock, par value
 $.001 per share.................   3,522,559            $8.87               $31,262,697.84        $8,691.03
================================================================================================================

      (1) As calculated pursuant to Rule 457(c) under the Securities Act of 1933, as amended. Based on the average of the high and low sales prices reported on the New York Stock Exchange on June 29, 1999.

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

        CREDIT SUISSE ASSET MANAGEMENT STRATEGIC GLOBAL INCOME FUND, INC.
                                    Form N-2
                              Cross Reference Sheet
                           Parts A and B of Prospectus

Item No.                        Caption                                       Location in Prospectus
--------   ------------------------------------------------  ------------------------------------------------------
Part A -- Information Required in a Prospectus

      1.   Outside Front Cover.............................  Front Cover Page
      2.   Inside Front and Outside Back Cover Page........  Front Cover Page
      3.   Fee Table and Synopsis..........................  Prospectus Summary; Fee Table
      4.   Financial Highlights............................  Financial Highlights
      5.   Plan of Distribution............................  Front Cover Page; Prospectus Summary; The Offer;
                                                               Distribution Arrangements
      6.   Selling Shareholders............................  Not Applicable
      7.   Use of Proceeds.................................  Use of Proceeds
      8.   General Description of the Registrant...........  Front Cover Page; Prospectus Summary; The Fund;
                                                               Investment Objective and Policies; Risk Factors
                                                               and Special Considerations; Common Stock; Net
                                                               Asset Value
      9.   Management......................................  Management; Portfolio Transactions; Transfer Agent,
                                                               Dividend-Disbursing Agent, Registrar and Custodian
     10.   Capital Stock, Long-Term Debt and Other
             Securities....................................  The Offer; Common Stock; Dividends and
                                                               Distributions; InvestLink(SM) Program; Net Asset
                                                               Value; Taxation
     11.   Defaults and Arrears on Senior Securities.......  Not Applicable
     12.   Legal Proceedings...............................  Not Applicable
     13.   Table of Contents of the Statement of
           Additional Information..........................  Table of Contents of the Statement of Additional
                                                               Information

Part B -- Information required in a Statement of Additional Information

     14.   Cover Page......................................  Front Cover Page
     15.   Table of Contents...............................  Front Cover Page
     16.   General Information and History.................  General Information
     17.   Investment Objectives and Policies..............  Investment Objective and Policies; Investment
                                                               Restrictions
     18.   Management......................................  Management
     19.   Control Persons and Principal Holders of
             Securities....................................  Common Stock
     20.   Investment Advisory and Other Services..........  Management
     21.   Brokerage Allocation and Other Practices........  Portfolio Transactions
     22.   Tax Status......................................  Taxation
     23.   Financial Statements............................  Financial Statements

Part C -- Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

--------------------------------------------------------------------------------
The information in this Prospectus is not complete and may be changed. A registration statement relating to the Securities has been filed with the Securities and Exchange Commission. We may not sell these securities until this registration statement is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer, solicitation or sale is not permitted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              SUBJECT TO COMPLETION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PROSPECTUS
--------------------------------------------------------------------------------
                    Credit Suisse Asset Management Strategic
                            Global Income Fund, Inc.
                        2,818,047 Shares of Common Stock
                        Issuable Upon Exercise of Rights
                             to Subscribe for Shares

                                -----------------

      Credit Suisse Asset Management Strategic Global Income Fund, Inc. is issuing to its shareholders rights to purchase additional shares. You will receive one right for each share of common stock you own on the record date, which is ___, 1999. You need three rights to purchase one share at the subscription price per share. The Global Income Fund will not issue fractional shares upon the exercise of less than three rights. If you exercise all your rights you will be entitled to subscribe for additional shares not acquired by other shareholders. The Global Income Fund may increase the number of shares subject to subscription by up to 25%, or 704,512 shares, for an aggregate total of 3,522,559 shares. The rights are not transferable; you may not purchase or sell them and they will not trade on the New York Stock Exchange (the "NYSE") or any other exchange. The shares to be issued pursuant to the rights will trade on the NYSE under the symbol "CGF".

      The subscription price per share will be ___% of the lower of:

      (1) the average of the last reported sales price of a share on the NYSE on the expiration date of the offer and on the previous four business days, and

      (2) the net asset value per share as of the close of business on the expiration date of the offer.

      You will not know the actual subscription price at the time you exercise your rights. Once you subscribe for shares and the Global Income Fund receives payment or a guarantee of payment, you will not be able to change your decision.

      The offer will expire at 5:00 P.M., New York City time, on ___, 1999, unless extended to not later than ___, 1999.

      The Global Income Fund is a closed-end, diversified management investment company. Its investment objective is high current income consistent with the preservation of capital. The Global Income Fund invests in higher-yielding U.S. and foreign fixed-income securities, with an emphasis on U.S. high yield ("junk bonds") and emerging market debt securities. These securities are subject to high risks and are predominantly speculative. See "Risk Factors and Special Considerations" beginning on page 21 of this prospectus for a more comprehensive discussion of risks you may incur when making an investment in the Global Income Fund. There can be no assurance that the Global Income Fund will achieve its investment objective.

                                 --------------

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

===========================================================================================
                                                                               Estimated
                       Estimated Subscription     Estimated Sales Load        Proceeds to
                             Price (1)                    (2)               the Fund (3)(4)
-------------------------------------------------------------------------------------------
  Per Share                  $                         $                       $
-------------------------------------------------------------------------------------------
  Total Maximum (5)          $                         $
===========================================================================================

                                               (Footnotes on the following page)

      This prospectus sets forth concisely the information about the Global Income Fund that a prospective investor should know before investing and should be retained for future reference. A statement of additional information dated ___, 1999 containing additional information about the Global Income Fund has been filed with the Commission and legally forms a part of this prospectus. The table of contents of the statement of additional information appears on page 45 of this prospectus. You may obtain a copy of the statement of additional information without charge by contacting the information agent.

      If you have questions or need further information about the offer, please call Georgeson Shareholder Communications, Inc., the Global Income Fund's information agent for the offer, at (800) 223-2064.

                                  -------------

The date of this prospectus is ___, 1999

                               ------------------

(Footnotes from the previous page)

(1)   Estimated on the basis of ___% of the market price per share on ___, 1999.

(2) In connection with the offer, the Global Income Fund will pay ___________ the dealer manager for the offer, a fee for its financial advisory services and marketing assistance equal to 1.25% of the subscription price per share. The Global Income Fund will also pay broker-dealers, including ___________, fees for their soliciting efforts equal to 2.50% of the subscription price per share. The Global Income Fund has agreed to indemnify ___________ against certain liabilities, including liabilities under the Securities Act.

(3) Before deduction of offering expenses incurred by the Global Income Fund, estimated at $475,000 including an aggregate of up to $100,000 to be paid to ___________ as partial reimbursement for its expenses.

(4) Funds received by check prior to the final due date of this offer will be deposited into a segregated interest-bearing account pending allocation and distribution of shares. Interest on subscription moneys will be paid to the Global Income Fund regardless of whether shares are issued by the Global Income Fund.

(5) Assumes all rights are exercised at the estimated subscription price. The Global Income Fund may increase the number of shares subject to subscription by up to 25% of the shares offered. If the Global Income Fund increases the number of shares subject to subscription by 25%, the aggregate maximum estimated subscription price, estimated sales load and estimated proceeds will be $______, $______ and $_______, respectively.

                            ------------------------

--------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY

      You should read the entire prospectus, including the statement of additional information which legally forms part of this prospectus, before you decide whether to exercise your rights.

Benefits of the Offer

      The board of directors has determined that increasing the Global Income Fund's assets through a rights offering is in your best interest.

      In consultation with Credit Suisse Asset Management ("CSAM"), the Global Income Fund's investment adviser, the board determined that the rights offering may provide the following benefits:

      o     additional investment flexibility
      o increased ability to take advantage of timely opportunities in the U.S. and global bond markets as a result of
            o     the strong economic growth in the U.S. and
            o     an improving outlook in the emerging and other foreign markets
      o     lower expense ratios
      o     improved liquidity of the trading market for shares on the NYSE
      o opportunity to purchase additional shares at a price below current market price

      Prior to reaching this conclusion, the board, in consultation with CSAM and ___________, reviewed the structure, timing and terms of the offer, and its dilutive effect on both shareholders who exercise their rights and those who don't. After careful consideration, the board unanimously voted to approve the offer.

      There can be no assurance that the offer will provide any of the benefits listed above.

      The Global Income Fund may choose to make additional rights offerings in the future for a number of shares and on terms which may or may not be similar to this offer.

Important Terms of the Offer

      Total number of shares available
        for primary subscription:                                      2,818,047

      Total number of shares available
        to cover over-subscription requests:                             704,512

      Number of rights you will receive
        for each outstanding share you
        own on the record date:                    One right for every one share

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Number of shares you may purchase
        with your rights at the subscription
        price per share:                        One share for every three rights

      Subscription price:                       ___% of the lower of (1) the
                                                average of the last reported
                                                sales price per share on the
                                                NYSE on the expiration date and
                                                on the preceding four business
                                                days and (2) the net asset value
                                                per share on the expiration
                                                date

Important Dates to Remember --

      Please note that the dates in the table below may change if the offer is extended.

                         Event                                         Date
                         -----                                         ----

Record date......................................................   ___, 1999
Subscription period..............................................   ___, 1999 to
                                                                    ___, 1999
Payment for shares or notice of guaranteed delivery due..........   ___, 1999
Expiration and pricing date......................................   ___, 1999
Payment for guarantees of delivery due...........................   ___, 1999
Confirmation to participants.....................................   ___, 1999
Final payment for shares.........................................   ___, 1999

Over-Subscription Privilege

      If you exercise all your rights, you may subscribe for shares which were not subscribed for by other shareholders. If sufficient shares are not available to honor all requests for over-subscriptions, the Global Income Fund may increase the number of shares available for subscription by up to 25%, or 704,512 shares, in order to satisfy these over-subscription requests. Available shares will be allocated ratably among those who over-subscribe based on the number of rights originally issued to them.

Rights May Not Be Purchased or Sold

      The rights are non-transferable. You may not purchase or sell them. The rights will not trade on the NYSE or any other exchange. The shares issued pursuant to the rights will trade on the NYSE under the symbol "CGF".

How to Exercise Rights

      To exercise your rights, please follow the following instructions:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      o If you do not own your shares through a broker or other nominee, you should have received a subscription certificate. Please complete and sign the subscription certificate. Mail it in the envelope provided or deliver the completed and signed subscription certificate with payment in full to BankBoston, N.A., the subscription agent for the offer, at the address indicated on the subscription certificate. Your completed and signed subscription certificate and payment must be received by the expiration date, which is __, 1999 (unless extended). You should calculate the total payment on the basis of an estimated subscription price of $__ per share. If you do not own your shares through a broker or other nominee and have not received a subscription certificate, please contact Georgeson Shareholder Communications, the information agent for the offer, at (800) 223-2064.

      o If you own your shares through a broker or other nominee, please contact your broker, banker or trust company. It can arrange to exercise rights on your behalf and to guarantee payment and delivery of a properly completed and executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the expiration date. A fee may be charged for this service. The notice of guaranteed delivery must be received on or before the expiration date, which is __, 1999 (unless extended).

Restrictions on Foreign Shareholders

      The Global Income Fund will not mail subscription certificates to shareholders whose record addresses are outside the United States. BankBoston will hold the rights to which subscription certificates relate for foreign shareholder accounts until instructions are received to exercise the rights. If no instructions are received prior to the expiration date, these rights will expire.

Further Information

      If you have any questions or inquiries relating to the offer, please contact the information agent at:

                 GEORGESON
                 SHAREHOLDER COMMUNICATIONS, INC.
                 Wall Street Plaza
                 New York, New York 10005
                 Banks and Brokers Call Collect: (212) 440-9800
                 All Others Call Toll Free: (800) 223-2064

Offering Fees and Expenses

      ___________ will act as the dealer manager for the offer. The Global Income Fund will pay ___________ a fee for its financial advisory services and marketing assistance equal to 1.25% of the subscription price per share. The Global Income Fund will also pay broker-dealers, including ___________, fees for their soliciting efforts equal to 2.50% of the subscription price per share. Other offering expenses incurred by the Global Income Fund are estimated at

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

$________, which includes up to $100,000 that may be paid to ___________ as partial reimbursement for its expenses relating to the offer.

Use of Proceeds

      We estimate the net proceeds of the offer to be approximately $_____. If the Global Income Fund increases the number of shares subject to subscription by up to 25% in order to satisfy over-subscription requests, the additional net proceeds will be approximately $_______.

      CSAM anticipates that it will take up to one month for the Global Income Fund to invest these proceeds in accordance with its investment objective and policies under current market conditions.

Information Regarding the Global Income Fund

      The Global Income Fund has been engaged in business as a closed-end, diversified management investment company since April 22, 1988. Its investment objective is high current income consistent with the preservation of capital. The Global Income Fund invests in higher yielding U.S. and foreign fixed-income securities, with an emphasis on U.S. high yield (junk bonds) and emerging market debt securities.

      There can be no assurance that the Global Income Fund will achieve its investment objective. The shares are listed and traded on the New York Stock Exchange under the symbol "CGF." As of ___, 1999, the net assets were approximately $_______.

Investment Adviser and Administrator

      Credit Suisse Asset Management (formerly known as BEA Associates) is the investment adviser. CSAM is the institutional asset management and mutual fund arm of Credit Suisse Group.

      Brown Brothers Harriman & Co. is the administrator and custodian.

Advisory Fees

      The Global Income Fund pays CSAM aggregate annual fees for investment advice equal to 0.50% of its average weekly net assets.

      Since CSAM receives fees based on net assets, it will benefit from the increase in assets that will result from the offer. As a result, one director who is an "interested person" of the Global Income Fund because of his position as a director and officer of CSAM could benefit indirectly from the offer because of this affiliation.

Risk Factors and Special Considerations

      You will incur immediate dilution in this offer. If you do not exercise all your rights, after the offer you will own a smaller proportional interest in the Global Income Fund. In addition, whether or not you exercise your rights, the net asset value per share of your shares will be reduced as a result of the offer because:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      o the shares offered will be sold at less than their then current net asset value
      o     you will indirectly bear the expenses of the offer
      o the number of shares outstanding after the offer will have increased proportionately more than the increase in the size of the net assets

      You will incur a greater dilution in net asset value per share if you do not exercise your rights than if you do.

      Changes in interest rates may reduce your return on investment. Since the market price of fixed-income securities generally decreases when interest rates rise, the net asset value and market price of your shares may decline if interest rates rise. This risk may or may not be offset by additional income from new or existing securities carrying higher interest rates. Conversely, if rates decline, you may over time receive less current income from your investment, although the net asset value and market price of your shares may immediately increase.

      Market fluctuations may affect the value of your investment. The market value of fixed-income securities may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Volatility will affect the net asset value and market price of your shares and may over time reduce your return on investment.

      Your investment is exposed to the credit risk inherent in fixed-income securities. The issuer of a debt security may fail to make timely payments of either principal or interest. When holding shares, you indirectly bear this credit risk.

      High yield securities present increased and special risks. These risks include:

      o     greater volatility
      o     greater credit risk
      o     potential lack of attractive resale opportunities (illiquidity)

      As of June 30, 1999, high yield fixed-income securities represented 85.9% of net assets. Because of this focus on high yield securities, your investment is directly exposed to all these risks.

      Investing outside the U.S presents special risks. The risks which the Global Income Fund faces when it invests in foreign debt securities include:

      o fluctuations in exchange rates between the U.S. dollar and foreign currencies
      o unavailable or deficient key information about an issuer, security or market
      o expropriations, capital or currency controls, punitive taxes or nationalizations
      o economic policy changes, social and political instability, military action and war

      The risks of investing outside the U.S. are compounded for investments in emerging markets. Because it also invests in emerging markets, the Global Income Fund incurs greater risks than a fund investing in developed countries since investing in emerging markets involves special risks not encountered in developed countries, including:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      o potentially more limited access to investments or less advantageous terms for foreign investors
      o     less-developed securities markets
      o     economic, political and social problems
      o deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws

      The Fund's shares have traded and may continue to trade at a discount to net asset value. Shares of closed-end investment companies frequently trade at a discount to net asset value. Since the commencement of operations, the shares have generally traded in the market at a discount to net asset value.

      The failure of computer systems to be Year 2000 (Y2K) compliant could hurt the Global Income Fund. Like any other financial business, the Global Income Fund could be adversely affected if computer systems on which it relies, which include primarily those used by CSAM and Brown Brothers Harriman & Co. and their affiliates and suppliers, are unable to correctly process date-related information on and after January 1, 2000. Since a portion of its investments are held by subcustodians in foreign or emerging countries, the Global Income Fund will be exposed to a greater risk of Y2K deficiencies than other investment companies that do not engage in international investing. There is also a separate and different risk that Y2K deficiencies may have an adverse effect on the companies whose securities are held by the Global Income Fund or on global markets or economies generally.

      Other risks may arise from certain investment techniques which the Global Income Fund may use. These techniques include repurchase agreements, lending of portfolio securities, short sales, options on U.S. government securities, interest rate futures and related options, direct placement securities, restricted and illiquid securities and foreign exchange currency transactions. For a description of these techniques and the risks associated with them, please see "Other Investment Techniques" in this prospectus beginning on page 29.

--------------------------------------------------------------------------------

                                    FEE TABLE

      The following table sets forth certain fees and expenses of the Global Income Fund.

Shareholder Transaction Expenses

  Sales load (as a percentage of the subscription price per share)(1)....  3.75%

Annual Expenses (as a percentage of net assets)

  Management fees........................................................  0.50%

  Other expenses(2)......................................................  1.07%

Total Annual Expenses(2).................................................  1.57%

                                                                         1              3            5         10
                             Example                                   Year           Years        Years      Years
                             -------                                   ----           -----        -----      -----
You would pay the following expenses on a $1,000 investment
assuming a 5% annual return (3)...............................           $              $            $          $

----------

(1) The Global Income Fund will pay ___________ a fee for financial advisory services and marketing assistance equal to 1.25% of the subscription price per share. The Global Income Fund will also pay broker-dealers, including ___________, fees for their soliciting efforts equal to 2.50% of the subscription price per share. As a shareholder, you will indirectly bear this fee, even if you do not exercise your rights.

(2) Based upon estimated amounts for the current fiscal year and on the net assets of the Global Income Fund after giving effect to the anticipated net proceeds of the offer, including proceeds from the issuance of up to 25% of the shares under the over-subscription privilege. This figure does not include expenses of the Global Income Fund incurred in connection with the offer, estimated at $475,000. Total annual expenses for the fiscal year ended December 31, 1998 were 1.17% of average net assets.

(3) The example reflects the sales load and other expenses of the Global Income Fund incurred in connection with the offer and assumes that all of the rights are exercised and that all dividends and distributions are reinvested.

      We have prepared the foregoing table and example to assist you in understanding the various costs and expenses that you bear, directly or indirectly, but you should not consider it as a representation of past or future expenses or rate of return. The actual expenses of the Global Income Fund may be greater or less than those shown. For more complete descriptions of certain of the Global Income Fund's costs and expenses, see "Management" in this prospectus and in the statement of additional information.

                              FINANCIAL HIGHLIGHTS

      The following table describes selected financial data for a share of common stock outstanding throughout each period presented. The per share operating performance and ratios for each of the periods, other than the six-month period ended June 30, 1999, have been derived from financial statements audited by PricewaterhouseCoopers LLP, the Global Income Fund's independent accountants, as stated in their report which legally forms a part of the statement of additional information. The following information should be read in conjunction with the financial statements and notes, which legally forms a part of the prospectus and which is available upon request.

                         Per Share Operating Performance

               For a Fund Share Outstanding Throughout Each Period

                                              Six Months     Year        Year         Year          Year
                                                Ended        Ended       Ended        Ended         Ended
                                             06/30/99(1)    12/31/98    12/31/97     12/31/96    12/31/95(2)
                                             -----------    --------    --------     --------    -----------
Net Asset Value, Beginning of Period ....      $ 9.29       $10.79       $10.37       $10.01       $ 9.26
  Offering Costs ........................          --           --           --           --           --
  Net Investment Income .................        0.43         0.94         0.89         0.91         0.95
  Net Realized and Unrealized Gain (Loss)
    on Investments ......................        0.06        (1.49)        0.41         0.26         0.61
Total from Investment Activities ........        0.49        (0.55)        1.30         1.17         1.56
Less Distributions:
  From Net Investment Income ............       (0.49)       (0.95)       (0.88)       (0.81)       (0.76)
  In Excess of Net Investment Income ....          --           --           --           --           --
  From Return of Capital ................          --           --           --           --        (0.05)
                                               ------       ------       ------       ------       ------
Total Distributions .....................       (0.49)       (0.95)       (0.88)       (0.81)       (0.81)
                                               ------       ------       ------       ------       ------
Net Asset Value, End of Period ..........      $ 9.29       $ 9.29       $10.79       $10.37       $10.01
                                               ======       ======       ======       ======       ======
Per Share Market Value, End of Period ...      $ 8.88       $ 8.63       $10.06       $ 9.00       $ 8.88
                                               ======       ======       ======       ======       ======
Total Investment Return
  Net Asset Value(3) ....................        9.08%(5)    (5.13)%      13.82%       13.27%       17.57%
  Market Value ..........................        8.30%(5)    (5.56)%      22.34%       11.03%       18.16%

                                               Year         Year         Year         Year         Year         Year
                                               Ended        Ended        Ended        Ended        Ended        Ended
                                              12/31/94     12/31/93     12/31/92     12/31/91     12/31/90     12/31/89
                                              --------     --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period ....      $10.45       $ 9.80       $ 9.62       $ 8.70       $10.06       $10.86
  Offering Costs ........................          --           --           --           --           --           --
  Net Investment Income .................        0.95         1.04         1.22         1.16         1.17         1.27
  Net Realized and Unrealized Gain (Loss)
    on Investments ......................       (1.33)        0.66         0.01         0.96        (1.33)       (0.76)
Total from Investment Activities ........       (0.38)        1.70         1.23         2.12        (0.16)        0.51
Less Distributions:
  From Net Investment Income ............       (0.62)       (1.04)       (1.05)       (1.20)       (1.20)       (1.00)
  In Excess of Net Investment Income ....          --        (0.01)          --           --           --           --

  From Return of Capital ................       (0.19)          --           --           --           --        (0.31)
                                               ------       ------       ------       ------                    ------
Total Distributions .....................       (0.81)       (1.05)       (1.05)       (1.20)       (1.20)       (1.31)
                                               ------       ------       ------       ------       ------       ------
Net Asset Value, End of Period ..........      $ 9.26       $10.45       $ 9.80       $ 9.62       $ 8.70       $10.06
                                               ======       ======       ======       ======       ======       ======
Per Share Market Value, End of Period ...      $ 8.25       $ 9.50       $ 9.50       $10.38       $ 7.88       $ 9.25
                                               ======       ======       ======       ======       ======       ======
Total Investment Return
  Net Asset Value(3) ....................       (3.80)%      18.29%       13.28%       25.32%       (1.66)%       4.99%
  Market Value ..........................       (4.72)%      10.94%        3.50%       53.35%        0.38%       (2.53)%

                            Ratios/Supplemental Data

                                               Six Months    Year          Year          Year          Year           Year
                                                 Ended       Ended         Ended         Ended         Ended          Ended
                                               06/30/99(1)  12/31/98      12/31/97      12/31/96      12/31/95(2)    12/31/94
                                               -----------  --------      --------      --------      -----------    --------
Net Assets, End of Period (Thousands) ...      $78,525       $78,510       $91,194       $87,656       $84,618       $78,252
Ratio of Expenses to Average Net Assets .         1.06%(4)      1.17%         1.10%         1.11%           --            --
Ratio of Net Investment Income to
  Average Net Assets ....................         9.34%(4)      9.17%         8.43%         8.99%         9.80%         9.66%

Portfolio Turnover Rate .................           53%(5)     107.8%        119.1%         65.1%         54.5%         83.1%

                                               Year          Year          Year          Year          Year
                                               Ended         Ended         Ended         Ended         Ended
                                              12/31/93      12/31/92      12/31/91      12/31/90      12/31/89
                                              --------      --------      --------      --------      --------
Net Assets, End of Period (Thousands) ...      $88,319       $82,450       $80,606       $73,068       $84,488
Ratio of Expenses to Average Net Assets .         1.06%         1.01%         1.00%         1.00%         1.07%
Ratio of Net Investment Income to
  Average Net Assets ....................        10.28%        12.34%        12.13%        12.48%        12.13%

Portfolio Turnover Rate .................        128.5%        107.7%         48.0%         81.0%        105.5%

----------
(1)   Unaudited.
(2) CSAM replaced CS First Boston Investment Management ("CSFB Investment Management") as the fund's investment adviser effective June 13, 1995.
(3) Total investment return based on per share net asset value reflects the effects of change in net asset value on the performance of the Global Income Fund during each period, and assumes dividends and capital gains distributions were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Global Income Fund based on market value because the market value of the stock and the net asset value of the Global Income Fund differ.
(4)   Annualized.
(5)   Not Annualized.

                                    THE OFFER

Benefits of the Offer

      The board of directors of the Global Income Fund has determined that increasing its assets through a rights offering is in your best interest.

      In consultation with CSAM, the board determined that the rights offering may provide the following benefits:

      o     additional investment flexibility
      o increased ability to take advantage of timely opportunities in the U.S. and global bond markets as a result of
            o     the strong economic growth in the U.S. and
            o     an improving outlook in the emerging and other foreign markets
      o     lower expense ratios
      o     improved liquidity of the trading market for shares on the NYSE
      o opportunity to purchase additional shares at a price below current market price

      Prior to reaching this conclusion, the board, in consultation with CSAM and ___________, reviewed the structure, timing and terms of the offer, and its dilutive effect on both shareholders who exercise their rights and those who don't. After careful consideration, the board unanimously voted to approve the offer.

      There can be no assurance that the offer will provide any of the benefits listed above.

      The Global Income Fund may choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the offer.

Terms of the Offer

      The Global Income Fund is issuing to its shareholders rights to purchase additional shares. You will receive one right for each share you own on the record date, which is __, 1999. You need three rights to purchase one share at the subscription price per share. The Global Income Fund will not issue fractional shares upon the exercise of less than three rights. You may exercise your rights to acquire shares at any time during the subscription period, which begins on ___, 1999 and ends at 5.00 p.m., New York City time, on ____, 1999, unless extended by the Global Income Fund to 5:00 p.m., New York City time, on a date which will be no later than _____, 1999. The right of a shareholder of record to acquire one share for every three rights during the subscription period at the subscription price is called the "primary subscription."

      Rights are evidenced by subscription certificates. The Global Income Fund will send subscription certificates to all persons whose names appear on the list of shareholders of the Global Income Fund on ____, 1999, the record date of the offer.

      If you exercise all your rights, you may subscribe for additional shares. Shares available for purchase pursuant to this over-subscription privilege are subject to allotment and increase. The over-subscription privilege is more fully described below. For purposes of determining the maximum number of shares you may acquire pursuant to the offer, if your shares are held of record by Cede, the nominee for The Depository Trust Company, or by any other depository or nominee, you will be deemed to be the holder of the rights that are issued to Cede or such other depository or nominee on your behalf.

      Since the Global Income Fund will not issue fractional shares, if you receive or have remaining fewer than three rights, you will be unable to purchase shares upon the exercise of such rights and no cash will be paid to you in lieu of such rights. You may, however, subscribe for shares pursuant to the over-subscription privilege provided you have exercised all your rights. Once you subscribe for shares and the Global Income Fund receives payment or a guarantee of payment, you will not be able to change your decision.

Important Dates to Remember

Please note that the dates in the table below may change if the offer is extended.

                            Event                                     Date
                            -----                                     ----

Record date.......................................................  ___, 1999
Subscription period...............................................  ___, 1999 to
                                                                    ___, 1999
Payment for shares or notice of guaranteed delivery due...........  ___, 1999
Expiration and pricing date.......................................  ___, 1999
Payment for guarantees of delivery due............................  ___, 1999
Confirmation to participants......................................  ___, 1999
Final payment for shares..........................................  ___, 1999

Over-Subscription Privilege

      If shares remain available for purchase after all shareholders have had a chance to exercise their rights pursuant to the primary subscription, the Global Income Fund will offer such shares to shareholders who have exercised all their rights and who desire to acquire additional shares. You may subscribe for those additional shares pursuant to the over-subscription privilege only if you exercise all your rights pursuant to the primary subscription. If you exercise all your rights and wish to subscribe for additional shares, please indicate on the subscription certificate the number of additional shares desired through the over-subscription privilege.

      If sufficient shares remain from unexercised rights, all over-subscriptions may be honored in full. If sufficient shares are not available to honor all over-subscription requests, the Global Income Fund may issue up to an additional 704,512 shares, representing 25% of the shares available pursuant to the primary subscription, to satisfy over-subscription requests. Whether or not the Global Income Fund issues these additional shares, if there are not enough shares available to honor all over-subscriptions, the available shares will be allocated among you and all the other shareholders who subscribe for additional shares pursuant to the over-subscription privilege in proportion to the number of rights issued to you and such shareholders. The allocation process may involve a series of allocations in order to assure that the total number of shares available for over-subscriptions is distributed on a pro rata basis.

      The Global Income Fund will not sell any shares that are not subscribed for under the primary subscription or the over-subscription privilege.

Subscription Price

      You may purchase one share for every three rights at the subscription price. The subscription price is ___% of the lower of:

      (1) the average of the last reported sales price of a share on the NYSE on the expiration date of the offer (____, 1999, unless extended) and on the four preceding business days; and

      (2) the net asset value per share as of the close of business on the expiration date of the offer (____, 1999, unless extended).

      For example, if the average of the last reported sales price on the NYSE on ____, 1999 and on the four preceding business days of a share of the Global Income Fund's common stock is $_____, and the net asset value as of the close of business on the pricing date is $____, the subscription price will be $____ (___% of $____). If, however, the average of the last reported sales price of a share on that exchange on ____, 1999 and on the four preceding business days thereof is $____, and the net asset value as of the close of business on __, 1999 is $____, the subscription price will be $_____ (___% of $___).

      The Global Income Fund announced the offer on May 11, 1999. The last reported net asset value per share of common stock at the close of business on May 11, 1999 and ____, 1999 was $9.53 and $_____, respectively, and the last reported sales price of a share on the NYSE on those dates was $8 1/2 and $_____, respectively. The Global Income Fund paid a dividend of $0.0725 per share on May 17, June 15 and July 15, 1999.

Rights May Not Be Purchased or Sold

      The rights are non-transferable. You may not purchase or sell them. The rights will not trade on the NYSE or any other exchange. The shares to be issued under the rights, however, will trade on the NYSE under the symbol "CGF".

Expiration of the Offer and Rights

      The offer will expire at 5:00 p.m., New York City time, on ___, 1999 unless the Global Income Fund extends it until 5:00 p.m., New York City time, to a date not later than ___, 1999. Rights will expire at that time and thereafter you will no longer be able to exercise them. Since the expiration date for exercise of the rights and the pricing date of the shares subscribed will be the same date, you will not know the purchase price when you decide to acquire shares. If the Global Income Fund decides to extend the offer, it will make an announcement to that effect as promptly as practicable. The Global Income Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Global Income Fund deems appropriate.

Subscription Agent

      The subscription agent, BankBoston, N.A., will receive for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be approximately $15,000. BankBoston will also be reimbursed for its out-of-pocket expenses related to the offer. The subscription agent is also the Global Income Fund's transfer agent, dividend-paying agent and registrar with respect to the common stock. If you have any questions regarding subscription certificates, please contact Georgeson Shareholder Communications Inc., the information agent for the offer, at (800) 223-2064. You must send completed subscription certificates together with payment of the estimated subscription price to BankBoston by one of the methods described below.

      (1)   By First Class Mail:        By Overnight, Certified or Express Mail:
            BankBoston                  BankBoston
            Corporate Reorganization    Corporate Reorganization
            P.O. Box 9573               40 Campanelli Drive
            Boston, MA  02205-9573      Braintree, MA  02184

                 By Hand:
                 Securities Transfer & Reporting Services, Inc.
                 c/o Boston EquiServe
                 100 William Street
                 Galleria
                 New York, NY  10038

      (2)   By Facsimile (Telecopy):
            For Notice Of Guaranteed Delivery Only
            (781) 575-4826 with the original Subscription Certificate to be sent by method (1) above. Confirm facsimile by telephone at (781) 575-4816.

      The Global Income Fund will accept only subscription certificates actually received on a timely basis. Delivery to an address other than those set forth above does not constitute good delivery.

How to Exercise Rights

      Rights will be evidenced by subscription certificates. Except as described below under "Restrictions on Foreign Shareholders," the Global Income Fund will mail subscription certificates directly to you if your shares are registered in your name or, if you own your shares through a broker, depository or nominee, to Cede or such other depository or nominee. You may exercise your rights by either:

      o completing and signing a subscription certificate and mailing it in the envelope provided, together with payment for the shares to the subscription agent

      o contacting your broker, banker or trust company, which can guarantee payment and delivery of a properly completed and executed subscription certificate before ___, 1999. A fee may be charged for this service.

      Fractional shares will not be issued. Therefore, if you receive, or have remaining, fewer than three rights, you will not be able to purchase any shares upon the exercise of rights. You will not be entitled to cash for less than three rights. You may, however, subscribe for additional shares pursuant to the over-subscription privilege provided you have exercised all your rights pursuant to the primary subscription.

      The subscription agent must have received at its office indicated above completed subscription certificates or notices of guaranteed delivery prior to 5:00 p.m., New York City time, on __, 1999.

      If You Do Not Own Your Shares Through A Broker Or Other Nominee. As a record holder, you can choose between two options set forth under "Payment for Shares" below. If time is of the essence, option (2) will permit delivery of the completed subscription certificate and payment after ___, 1999.

      If You Own Your Shares Through A Broker or Other Nominee. You must contact that broker or nominee to exercise your rights. In that case, the nominee will complete the subscription certificate on your behalf and arrange for proper payment by one of the methods set forth under "Payment for Shares".

      If You Are A Nominee. If you hold shares for the account of others, you should notify the beneficial owners of such shares as soon as possible to obtain instructions. If the beneficial owner so instructs, you should complete the subscription certificate and submit it to the subscription agent with proper payment.

Restrictions on Foreign Shareholders

      The Global Income Fund will not mail subscription certificates to shareholders whose record addresses are outside the United States. For these purposes, the United States includes its territories and possessions and the District of Columbia. The rights to which those subscription certificates relate will be held by BankBoston for foreign shareholders' accounts until instructions are received to exercise the rights. If no instructions are received prior to ___, 1999, such rights will expire.

Information Agent

      If you have any questions or inquiries relating to the offer, please contact the information agent at:

                 GEORGESON
                 SHAREHOLDER COMMUNICATIONS, INC.
                 Wall Street Plaza
                 New York, New York 10005
                 Banks and Brokers Call Collect: (212) 440-9800
                 All Others Call Toll Free: (800) 223-2064

      You may also contact your broker or nominee for information with respect to the offer.

      The Global Income Fund will pay the information agent for its services in connection with the offer a fee estimated to be approximately $10,000 plus reimbursement for its out-of-pocket expenses.

Payment for Shares

      You may choose between the following methods of payment to exercise your rights:

      (1) You can send the completed subscription certificate together with payment for shares to the subscription agent. You should calculate the total payment on the basis of an estimated subscription price of $____ per share. To be accepted, your payment accompanied by a properly executed and completed subscription certificate must be received by the subscription agent prior to 5:00 p.m., New York City time, on ___, 1999.

      If you pay using this method, please make sure that your payment:

      o is made in United States dollars by money order or check drawn on a bank located in the United States
      o is made to "Credit Suisse Asset Management Strategic Global Income Fund, Inc."
      o     accompanies an executed subscription certificate.

      (2) Alternatively, you may contact your broker, bank or trust company and request that it sends on your behalf a notice of guaranteed delivery by facsimile or otherwise to the subscription agent. The subscription agent will accept all notices of guaranteed delivery received from brokers, banks, trust companies or NYSE members prior to 5:00 p.m., New York City time, on ___, 1999. The notice must guarantee delivery to the subscription agent of (a) payment of the full subscription price for the shares subscribed for pursuant to the primary subscription and any additional shares subscribed for pursuant to the over-subscription privilege, and (b) a properly completed and executed subscription certificate. The subscription agent will not honor a notice of guaranteed delivery if a properly completed and executed subscription certificate, together with payment, is not received by the close of business on ___, 1999.

      No later than ___, 1999, the subscription agent will send a confirmation to each shareholder or, if the shareholder's shares are held by Cede or any other depository or nominee, to Cede or such depository or nominee. This confirmation will show:

      o the number of shares you acquired pursuant to the primary subscription;

      o the number of shares, if any, you acquired pursuant to the over-subscription privilege;

      o     the per share and total purchase price for the shares; and

      o any additional amount that you must pay to the Global Income Fund or any excess to be refunded by the Global Income Fund to you.

      You will not receive any other evidence of title unless you have requested a stock certificate at the time of exercise of the rights. You must ensure that the subscription agent receives any additional payment required from you before __, 1999. The subscription agent will mail any excess payment owed to you within a reasonable time after the expiration date. The Global Income Fund will not pay interest on any excess payment. All your payments to the Global Income Fund must be in U.S. Dollars by money order or check drawn on a bank located in the United States of America and payable to Credit Suisse Asset Management Strategic Global Income Fund, Inc.

      The subscription agent will deposit all checks received by it prior to the final due date into a segregated interest-bearing account pending distribution of the shares. Interest will accrue to the benefit of the Global Income Fund regardless of whether shares are issued or not by the Global Income Fund.

      Issuance and delivery of evidence of title for the shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

      You will have no right to rescind your subscription after receipt of your payment for shares by the subscription agent.

      If you subscribe for shares and do not pay any additional amounts due, the Global Income Fund may:

            (1) sell such subscribed and unpaid-for shares to other shareholders;

            (2) apply any payment actually received from you toward the purchase of the greatest whole number of shares which may be acquired by you; and/or

            (3) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, set-offs against payments actually received by it with respect to subscribed shares and/or enforcement of the relevant guaranty of payment.

      You may choose the method of delivery of subscription certificates and payment of the subscription price from those indicated above. Whichever method you choose, you will make delivery and payment at your own risk. If you use mail, subscription certificates and payment should be sent by registered mail and properly insured, with return receipt requested. Please allow a sufficient number of days to ensure delivery to the Global Income Fund and clearance of payment prior to 5:00 p.m., New York City time, on ___, 1999. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier's check or money order.

      The Global Income Fund will determine all questions concerning the timeliness, validity, form and eligibility of any exercise of rights. The Global Income Fund's determinations will be final and binding. The Global Income Fund may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine. The Global Income Fund may also reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Global Income Fund determines. The Global Income Fund will not be under any duty to give notification of any defect or irregularity related to the submission of subscription certificates. The Global Income Fund will not incur any liability for failure to give any such notification.

Delivery of Stock Certificates

      The Global Income Fund will issue certificates for shares acquired through subscription only upon request made at the time of exercise of the rights. If a request is made, stock certificates will be mailed promptly after __, 1999 and after payment for the shares subscribed for has cleared. If you are a participant in the Global Income Fund's dividend reinvestment and cash purchase plan, your shares will be credited to your account in the plan. The Global Income Fund will not issue certificates for subscription shares credited to plan accounts. If your shares are held of record by Cede or by any other depository or nominee on your behalf or your broker-dealer's behalf, the shares that you acquire will be credited to the account of Cede or such other depository or nominee.

Offering Fees and Expenses

      ___________ will act as the dealer manager for the offer pursuant to a dealer manager agreement with the Global Income Fund. ___________ will provide financial advisory services and marketing assistance in connection with the offer. Together with its associated broker-dealers, ___________ will also solicit the exercise of rights and participation in the over-subscription privilege. The Global Income Fund will pay ___________ a fee for its financial advisory services and marketing assistance equal to 1.25% of the subscription price for each share issued. The Global Income Fund will also pay broker-dealers, including ___________, fees for their soliciting efforts equal to 2.50% of the subscription price for each share issued.

      The Global Income Fund and CSAM have agreed to indemnify ___________ or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act. ___________ will not be liable to the Global Income Fund in rendering the services described above except for any act of bad faith, willful misconduct or gross negligence on its part or reckless disregard of its obligations and duties.

      Other offering expenses incurred by the Global Income Fund are estimated at $475,000 which includes up to $100,000 that may be paid to ___________ as partial reimbursement for its expenses related to the offer.

Federal Income Tax Consequences

      For United States federal income tax purposes, neither the receipt nor the exercise of the rights will result in taxable income to you. Moreover, you will not realize a loss if you do not exercise the rights. The holding period for a share acquired upon exercise of a right begins with the date of exercise. The basis for determining gain or loss upon the sale of a share acquired upon the exercise of a right will be equal to the sum of:

      o     the subscription price per share,

      o any servicing fee charged to you by your broker, bank or trust company, and

      o     the basis, if any, in the rights that you exercised.

      A gain or loss recognized upon a sale of a share acquired upon the exercise of a right will be a capital gain or loss assuming the share is held as a capital asset at the time of sale. This gain or loss will be a long-term capital gain or loss if the share has been held at the time of sale for more than one year.

      If the fair market value of the rights on the date of distribution is less than 15% of the fair market value of the shares with respect to which they are issued, on that date the basis of the rights will be zero unless you elect to allocate your basis in those shares of the Global Income Fund which you originally owned between such shares and the rights issued in the offer. This allocation is based upon the relative fair market value of such shares and the rights as of the date of distribution of the rights. Thus, if you make such an election, the basis in the shares you originally owned will be reduced by an amount equal to the basis you allocated to the rights. This election must be made in a statement attached to your federal income tax return for the year in which the offer occurs. If the fair market value of the rights on the date of distribution is equal to or greater than 15% of the fair market value of the shares with respect to which they are issued, you will allocate your basis in those shares of the Global Income Fund which you originally owned between such shares and the rights issued in the offer based upon their relative fair market values on the date of distribution. However, if you do not exercise the rights, you will not be able to recognize a loss or to allocate a portion of your basis in the shares to the unexercised rights. If you exercise the rights, the basis of any shares acquired through exercise of the rights will be increased by the basis allocated to such rights. Accordingly, shareholders should consider the advisability of making the election described above if the shareholder intends to exercise the rights.

      The foregoing is a general summary of the material United States federal income tax consequences of the receipt and exercise of rights. The discussion is based upon applicable provisions of the U.S. Internal Revenue Code of 1986, U.S. Treasury regulations and other authorities currently in effect, and does not cover state, local or foreign taxes. The Code and regulations are subject to change by legislative or administrative action. You should consult your tax advisors regarding specific questions as to federal, state, local or foreign taxes. You should also review the discussion of certain tax considerations affecting yourself and the Global Income Fund set forth under "Taxation."

Tax-Advantaged Accounts

      The rules and regulations governing benefit plans are complex and include penalties for noncompliance. If you hold your shares through an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts, please consult counsel and tax advisors for such plan regarding the consequences under ERISA and the Code of an exercise of the rights.

Investment Advisory Fees

      CSAM will benefit from the offer because the investment advisory fee is based on the net assets of the Global Income Fund. Assuming all rights are exercised at the estimated subscription price, including up to an additional 25% of the shares which may be issued to satisfy over-subscriptions, the annual compensation to be received by CSAM would be increased by approximately $__________. Actual compensation paid may vary depending on the number of shares purchased and investment return. One of the Global Income Fund's directors who voted to authorize the offer is an "interested person" of the Global Income Fund within the meaning of the 1940 Act because of his position as a director and an officer of CSAM. This director could benefit indirectly from the offer because of his affiliation. The other three directors are not "interested persons" of the Global Income Fund.

Dividends

      The Global Income Fund does not expect to pay dividends or other distributions with respect to the shares acquired pursuant to rights until November 1999.

                                 USE OF PROCEEDS

      Assuming the Global Income Fund sells all shares offered pursuant to the primary subscription at the estimated subscription price, the net proceeds of the offer are estimated to be $________, after payment of the dealer manager's fees, the soliciting fees and the estimated offering expenses. The Global Income Fund will pay these expenses, which will reduce the net asset value per share. If the Global Income Fund increases the number of shares subject to the offer by 25%, or 704,512 shares, in order to satisfy over-subscription requests, the additional net proceeds will be approximately $_______. CSAM expects that, under current market conditions, the Global Income Fund will invest substantially all of the net proceeds of the offer in accordance with its investment objective and policies approximately within one month from the date of receipt. Pending such investment, the proceeds will be invested in certain short-term debt instruments.

                                    THE FUND

      The Global Income Fund, incorporated in Maryland on January 27, 1988, is a diversified, closed-end management investment company registered under the 1940 Act. Its shares are traded on the NYSE under the symbol "CGF."

      The Global Income Fund commenced operations on April 22, 1988 after an initial public offering of 7,250,000 shares of common stock. The net proceeds were approximately $80,910,000.

      The Global Income Fund's investment objective is high current income consistent with the preservation of capital. The Global Income Fund seeks to achieve this investment objective by investing in higher-yielding U.S. and foreign fixed-income securities, with an emphasis on U.S. high yield (junk bonds) and emerging market debt securities. The Global Income Fund may invest up to 35% of its net assets in the securities of issuers located in the emerging markets. Investments in fixed-income securities are not subject to any rating quality limitation. Accordingly, the Global Income Fund may invest a substantial portion of its assets in securities rated below investment grade by a nationally recognized rating service or unrated but in CSAM's opinion of comparable quality. The Global Income Fund may hold securities deemed to be temporary investments.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

      Please consider carefully the matters set forth below. You should read the entire prospectus and the statement of additional information before you decide whether to exercise your rights.

You will incur immediate dilution in this offer.

      If you do not exercise all your rights, when the offer is over you will own a smaller proportional interest in the Global Income Fund. In addition, whether or not you exercise your rights, the per share net asset value of your shares will be diluted (reduced) immediately as a result of the offer because:

      o the shares offered will be sold at less than their then current net asset value

      o     you will indirectly bear the expenses of the offer

      o the number of shares outstanding after the offer will have increased proportionately more than the increase in the size of the net assets.

      This dilution may be substantial and will increase if the share price declines in relation to the net asset value as shown by the following examples:

Scenario 1: Shares trade above per share net asset value (premium)(1)

Stock Price                                                              $____
NAV                                                                      $____
Subscription Price (___.0% of NAV)                                       $____
Reduction in NAV ($)(2)                                                  $(___)
Reduction in NAV (%)                                                      (___)%

Scenario 2: Shares trade below per share net asset value at the time the offer expires (discount)(1)

Stock Price                                                              $____
NAV                                                                      $____
5-day average stock price(3)                                             $____
Subscription Price (___.0% of 5-day average stock price)                 $____
Reduction in NAV ($)(4)                                                  $(___)
Reduction in NAV (%)                                                      (___)%

(1) Both examples assume full primary and over-subscription privilege exercised.
(2)   Assumes $1,708,568 in estimated offering expenses.
(3)   Five days up to expiration date.
(4)   Assumes $1,692,523 in estimated offering expenses.

      You will incur a greater dilution in net asset value per share if you do not exercise your rights than if you do.

Changes in interest rates may reduce your return on investment.

      Since the market price of fixed-income securities generally decreases when interest rates rise, the net asset value and market price of your shares may decline if interest rates rise. The magnitude of the decrease will generally be greater for securities with longer maturities and securities with higher yields, which are those in which the Global Income Fund primarily invests. This risk may or may not be offset by additional income from new or existing securities carrying higher interest rates. Conversely, if rates decline, you may over time receive less current income from your investment, although the net asset value and market price of your shares may immediately increase. No assurance can be given that the securities purchased by the Global Income Fund will continue to earn yields comparable to those earned historically.

Market fluctuations may affect the value of your investment.

      The market value of fixed-income securities may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Volatility may affect a single issuer, industry, sector of the economy, or the market as a whole. Volatility affects most investments -- including bonds, and the funds that invest in them. The risk of volatility in bond prices can vary significantly depending upon factors such as issuer and maturity. Volatility will affect the net asset value and market price of your shares and may reduce your return on investment.

Your investment is exposed to the credit risk inherent in fixed-income securities.

      The issuer of a debt security may fail to make timely payments of either principal or interest. When holding shares, you indirectly bear this credit risk. A deterioration in financial or general economic conditions usually increases credit risk. Even with investment grade securities, differences exist in credit quality and some investment grade securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation. In addition, the Global Income Fund may purchase securities that are in default or not current in the payment of interest or principal. No assurance can be given that issuers whose obligations the Global Income Fund acquires will make payments on such obligations as they become due.

High yield securities present increased and special risks.

         High yield securities generally pay a premium above the yields of U.S. government debt securities or mature corporate issuers because they are subject to greater risks than these securities. Hence, high yield securities usually carry a medium-grade or below investment grade rating, which reflects their speculative character and the following risks:
      o     greater volatility
      o     greater credit risk
      o potentially greater sensitivity to general economic or industry conditions
      o     potential lack of attractive resale opportunities (illiquidity)
      o     additional expenses to seek recovery from issuers who default

      The market value of lower-rated securities may be more volatile than the market value of higher-rated securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which reflect primarily fluctuations in general levels of interest rates.

      Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.

Investing outside the U.S. presents special risks.

      The risks which the Global Income Fund faces when it invests in foreign debt securities include:

      o fluctuations in exchange rates between the U.S. dollar and foreign currencies
      o unavailable or deficient key information about an issuer, security or market
      o expropriations, capital or currency controls, punitive taxes or nationalizations
      o economic policy changes, social and political instability, military action and war

      Additional risks present when investing outside the U.S. include:

      o     changed circumstances in dealings between nations
      o     greater volatility and illiquidity of foreign securities
      o costs incurred in connection with conversions between various currencies
      o     higher foreign brokerage commissions

      o     possible extended settlement periods

The risks of investing outside the U.S. are compounded for investments in emerging markets.

      There are greater risks involved in investing in emerging markets than in developed foreign markets, including:

      o potentially more limited access to investments or less advantageous terms for foreign investors
      o     less-developed securities markets
      o     heightened economic, political and social problems
      o deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws.
      o less rigorous and/or enforced accounting, auditing and financial reporting standards and requirements
      o     potential difficulties in enforcing contractual obligations.

Mortgage-backed securities may reduce current income.

         Depending on market conditions, mortgage-backed securities may at times constitute a substantial portion of the Global Income Fund's portfolio. Mortgage-backed securities are subject to the following risks:

      o     default on the underlying debt
      o     substantial decline in value when interest rates rise
      o     potential lack of attractive resale opportunities (illiquidity)
      o     loss of income due to prepayments and foreclosures

The Fund's shares have traded and may continue to trade at a discount to net asset value.

      Shares of closed-end investment companies frequently trade at a discount to net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that its net asset value may decrease. Since the commencement of operations, the shares have generally traded in the market at a discount to net asset value. See "Common Stock." The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

The failure of computer systems to be Y2K compliant could hurt the Global Income Fund.

      Like other registered investment companies and financial business organizations worldwide, the Global Income Fund could be adversely affected if computer systems on which it relies, which include primarily those used by CSAM and Brown Brothers Harriman & Co. and their affiliates and suppliers, are unable to correctly process date-related information on and after January 1, 2000. Since a portion of its investments are held by subcustodians in foreign or emerging countries, the Global Income Fund will be exposed to a greater risk of Y2K deficiencies than other investment companies that do not engage in international investing. There is also a separate and different risk that Y2K deficiencies may have an adverse effect on the companies whose securities are held by the Global Income Fund or on global markets or economies generally.

Other risks may arise from certain investment techniques which the Global Income Fund may use.

      These techniques include repurchase agreements, lending of portfolio securities, short sales, options on U.S. government securities, interest rate futures and related options, direct placement securities, restricted and illiquid securities and foreign exchange currency transactions. For a description of risks associated with these techniques, please see "Other Investment Techniques" in this prospectus beginning on page 29.

                        INVESTMENT OBJECTIVE AND POLICIES

General

      The investment objective of the Global Income Fund is high current income consistent with the preservation of capital. The Global Income Fund seeks to achieve this objective by investing in higher yielding U.S. and foreign fixed-income securities, with an emphasis on U.S. high yield (junk bonds) and emerging market securities. The Global Income Fund may invest up to 35% of its net assets in the securities of issuers located in the emerging markets.

      At least 65% of the Global Income Fund's total assets must be invested in income-producing securities. CSAM expects that substantially all of the Fund's assets will be invested in income-producing securities.

      The investment objective is a fundamental policy and cannot be changed without the approval of the holders of a majority of the outstanding voting securities. As used herein, a "majority of the outstanding voting securities" means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares. No assurance can be given that the investment objective will be achieved. For a more detailed discussion of the investment objective and policies, see "Investment Objective and Policies" in the statement of additional information.

      At June 30, 1999, the portfolio of investments was composed as follows (as a percentage of net assets):

Corporate Obligations:                                                     68.0%
Government and Agency Securities:                                          18.6%
Collateralized Securities:                                                  0.3%
Asset Backed Obligations:                                                   1.5%
Common Stocks:                                                              3.8%
Preferred Stocks:                                                           3.9%
Warrants:                                                                   1.0%
Rights:                                                                     0.0%
Units:                                                                      0.0%

      At the same date, 85.9% of the net assets were invested in high yield fixed-income securities.

      Investments in fixed-income securities are not subject to any rating quality limitation. Accordingly, the Global Income Fund may invest a substantial portion of its assets in securities rated below investment grade by a nationally recognized rating service or unrated but in CSAM's opinion of comparable quality. The table below sets forth the percentages of assets invested during the six month period ended June 30, 1999 in the various Standard & Poor's Rating Group and Moody's Investors Service, Inc. rating categories and in unrated securities determined by CSAM to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all securities held during the six month period ended June 30, 1999, computed on a monthly basis. For information regarding the various ratings of Moody's and S&P, see the appendix to this prospectus.

                                                                Six Month Period Ended
                                                                     June 30, 1999
                                            -------------------------------------------------------------
                                                                       Unrated Securities of
                                            Rated Securities as a     Comparable quality as a
                                               percentage of               percentage of
           Rating Category                    portfolio value             portfolio value           Total
           ---------------                  ---------------------     ------------------------      -----
AAA/Aaa...............................               1.2
AA/Aa.................................                --
A/A...................................               0.3
BBB/Baa...............................               1.1
BB/Ba.................................              13.7
B/B...................................              56.0
CCC/Caa...............................               9.1
CC/Ca.................................               0.4
C/C...................................               0.1
D.....................................               0.5
  Subtotal............................              82.4
U.S. Government, Equities and Other...              10.1                          n/a
  Total...............................              92.5                          7.5               100.0

----------
n/a:  not applicable

      The percentage of the assets invested in securities of various grades may from time to time vary substantially from those set forth above. Under current market conditions, CSAM anticipates that it will invest a substantial portion of the net proceeds of the offer in securities rated B or lower by S&P or Moody's or unrated but deemed of comparable quality by CSAM. This would cause the percentage of the portfolio invested in securities rated B or lower or unrated but deemed of comparable quality by CSAM to increase from its current level.

      As of June 30, 1999, the assets were invested in the following industries and financial instruments:

                          Industry                               % of Net Assets
      -----------------------------------------------------      ---------------
      Aerospace/Defense                                                0.4
      Automotive                                                       0.5
      Broadcasting                                                     7.5

                          Industry                               % of Net Assets
      -----------------------------------------------------      ---------------
      Business Services                                                0.6
      Cable                                                            7.3
      Chemicals                                                        1.6
      CMO's & Asset Backed Securities                                  1.8
      Construction & Building Materials                                1.0
      Consumer Products & Services                                     3.0
      Electronics                                                      1.3
      Energy                                                           3.5
      Entertainment                                                    3.1
      Fin'l Services                                                   0.1
      Food & Beverages                                                 2.3
      Health Care                                                      0.8
      Industrial                                                       3.2
      Metals/Mining                                                    0.2
      Miscellaneous                                                    2.5
      Packaging/Containers                                             2.9
      Paper/Forest Products                                            1.9
      Publ. & Info. Services                                           3.1
      Restaurants, Hotels & Gaming                                     4.3
      Retail                                                           2.4
      Rights, Warrants & Other                                         1.0
      Telecommunications                                              17.5
      Textiles/Apparel                                                 0.3
      Transport                                                        1.7
      Waste Management                                                 0.4
                                                                    ------

      Foreign Corporate Obligations                                    2.0

      Foreign Government Obligations                                  18.6

      Time Deposit                                                     1.1

      Net Other Assets                                                 1.8
                                                                    ------

                                                                    100.00%

      The ten largest holdings at June 30, 1999 (as a percentage of net assets) were:

                                                                        % of
                                Position                              Net Assets
            ------------------------------------------------          ----------

       1)   Federal Republic of Brazil: Capitalization Bonds
            5.00%, 4/15/14                                               0.02

       2)   Dr. Pepper Bottling Holdings, Inc.
            Class A                                                      0.02

       3)   Federal Republic of Brazil: Series RG,
            Debentures Series E1-L, 6.125%, 4/15/06                      0.02

       4)   Republic of Venezuela, Unsecured bonds,
            9.25%, 9/15/27                                               0.02

       5)   Republic of Argentina
            Debentures 6.188%, 3/31/05                                   0.01

       6)   Green Tree Financial Corp.
            Manufactured Housing Installment Sales Contracts:
            Series 1993-4, Class B-1, 7.20%, 1/15/19                     0.01

       7)   United Mexican States
            11.50%, 5/15/26                                              0.01

       8)   Banco National De Commercio 7.25%, 2/02/04                   0.01

       9)   Spanish Broadcasting System, Inc, 14.25%                     0.01

      10)   Univision Network Holding, L.P., Sub Notes
            Zero Coupon, 12/17/02                                        0.01

Investment Policies

      U.S. Fixed-Income Securities

      The Global Income Fund invests primarily in higher-yielding, lower rated U.S. corporate fixed income securities, including debt securities, convertible securities and preferred stocks. It may also invest in securities rated single A or higher by Moody's or by Standard & Poor's and unrated corporate fixed-income securities. Normally substantially all of the high yield securities in which the Global Income Fund invests are in the lower-rated categories. Lower-rated securities generally provide yields superior to those of more highly rated securities, but involve greater risks and are speculative in nature. The rating services' descriptions of these rating categories, including the speculative characteristics of the lower categories, are set forth in appendix A. As of June 30, 1999, U.S. high yield corporate fixed-income securities represented 65.8% of the net assets of the Global Income Fund.

      The Global Income Fund may also invest in debt securities issued or guaranteed by the U.S. government, or by agencies or instrumentalities established or sponsored by the U.S. government, including mortgage-backed securities. Depending on market conditions, the Global Income Fund may invest a substantial portion of its assets in mortgage-backed securities. Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Mortgage-backed securities issued by government entities typically provide a monthly payment consisting of interest and principal payments, and additional payments will be made out of unscheduled payments of principal. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. CSAM may take full advantage of the entire range of maturities of U.S. government securities and may adjust the average maturity of the investments held in the portfolio from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. To the extent that the Global Income Fund invests in the mortgage market, CSAM will evaluate relevant economic, environmental and security-specific variables such as housing starts, coupon and age trends. As of June 30, 1999, mortgage-backed securities represented 3.2% of the net assets of the Global Income Fund.

      Foreign Fixed-Income Securities

      The Global Income Fund invests in debt obligations and other fixed income securities denominated in non-U.S. currencies or composite currencies including:

            o debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities
            o     debt obligations of supranational entities
            o debt obligations of the U.S. government issued in non-dollar securities
            o dollar and non-dollar denominated debt obligations and other fixed-income securities of foreign and U.S. corporate issuers

      The Fund may invest up to 35% of its net assets in the securities of issuers located in the emerging markets.

Other Investment Techniques

      To enhance return as market opportunities arise, the Global Income Fund may use the following investment techniques. Associated risks are indicated for each technique.

      Repurchase agreements. The Global Income Fund may invest in repurchase agreements collateralized by U.S. government securities, certificates of deposit and certain bankers' acceptances for the purpose of realizing additional income. The use of repurchase agreements involves the risk that the counterparty may default on its obligation to repurchase the underlying securities at the agreed upon repurchase price at a time when the value of the underlying securities has declined, thus causing a loss upon their disposition.

      Securities lending. The Global Income Fund may lend its portfolio securities to banks, brokers, dealers and other financial institutions who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. Securities lending involves the following risks:

            o     volatility
            o     credit

      Short sales. The Global Income Fund may engage in short sales (the sale of a security that it does not own). The Global Income Fund will only engage in short sales when it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and only if not more than 5% of the net assets is held as collateral for such sales at any one time.

      Options on U.S. government securities. The Global Income Fund may write covered call options (rights to purchase a security from the Global Income Fund) and put options (rights to sell a security to the Global Income Fund) with respect to its U.S. government securities to hedge against price fluctuations and to increase current income. The Global Income Fund may also purchase put options (right to sell a security to a third party) or call options (right to purchase a security from a third party) on U.S. government securities to protect its portfolio against price fluctuations. These options involve the following risks:

      o     volatility
      o imperfect correlation between the prices of the option and the underlying security credit
      o     illiquidity
      o reduced ability to profit from price and interest rate fluctuations on the securities being hedged

      Interest rate futures and related options. The Global Income Fund may enter into interest rate futures contracts and options that are traded on U.S. futures exchanges. The Global Income Fund intends to use these techniques only for bona fide hedging purposes, i.e., for the purpose of protecting its portfolio against yield and price fluctuations. The Global Income Fund is not required to hedge its investments. Interest rate futures and related options may not be available or may be too costly, and, as a result, the Global Income Fund may not be able to use them when it decides to do so. When used, interest rate futures contracts and related options involves the following risks:

      o     volatility
      o     imperfect correlation between prices
      o reduced ability to profit from price and interest rate fluctuations on the securities being hedged

      Restricted and illiquid securities. The Global Income Fund may invest up to 10% of its total assets in securities that are not readily marketable. These include securities which are not registered under the Securities Act and not publicly traded. They are usually considered less liquid than publicly-traded securities and the Global Income Fund may have to accept a lower price upon a decision to sell such a security or may not be able to sell the security at all. Companies whose securities are not publicly traded may not be subject to the same investor protection requirements as publicly traded securities.

         Foreign currency exchange transactions. The Global Income Fund may (but is not required to) engage in foreign currency exchange transactions to hedge against fluctuations in future exchange rates. Foreign currency hedging involves the following risks:

      o     imperfect correlation between prices
      o     credit risk

      o     volatility in currency prices
      o     illiquidity
      o reduced ability to profit from price and interest rate fluctuations on the securities being hedged

      The Global Income Fund will have a limited ability to hedge its portfolio denominated in currencies of emerging markets against potential devaluations because of the lack of suitable instruments and even if such instruments are available may elect not to hedge its currency exposure.

Defensive Strategies

      There may be times when, in CSAM's judgment, conditions in the securities markets would make pursuing the Global Income Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, CSAM may employ alternative strategies to reduce fluctuations in the value of the portfolio. In implementing these defensive strategies the Global Income Fund may temporarily shift its portfolio emphasis to higher rated securities, hedge currency risks, reduce or suspend its option writing activities or generally reduce the average maturity of its holdings. Under unusual market conditions the Global Income Fund could invest for temporary defensive purposes up to 100% of its total assets in cash or money market instruments. Such money market instruments include short-term obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, domestic, foreign and non-U.S. dollar denominated commercial paper, domestic and foreign certificates of deposit, domestic and foreign bankers' acceptances and other bank obligations. The Global Income Fund may also hold a portion of its assets in cash or money market instruments for liquidity purposes. It is impossible to predict when, or for how long, such alternative strategies will be utilized.

Portfolio Turnover and Short-Term Trading

      CSAM will buy and sell securities for the Global Income Fund to accomplish its investment objective. The investment policies of the Global Income Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. Investments may also be traded to take advantage of perceived short-term disparities in market values or yields among securities of comparable quality and maturity. From time to time, consistent with its investment objective, the Global Income Fund may also trade securities for the purpose of seeking short-term profits to take advantage of short-term opportunities during periods of fluctuating markets. Securities may be sold in anticipation of a market decline or bought in anticipation of a market rise.

                                   MANAGEMENT

Credit Suisse Asset Management

      Credit Suisse Asset Management is the investment adviser pursuant to an advisory agreement with the Global Income Fund which became effective on June 13, 1995. Prior to that date, CS First Boston Investment Management Corporation was the investment adviser.

      CSAM is a registered investment adviser under the Investment Advisers Act of 1940. CSAM is the institutional asset management and mutual Fund arm of Credit Suisse Group. CSAM employs approximately 1,600 people worldwide and has global assets under management of approximately $175 billion in multiple product services, including equities, fixed income, derivatives and balanced portfolios. The principal business address of CSAM is Uetlibergstrasse 231, CH 8045, Zurich, Switzerland. CSAM's U.S. asset management business, formerly known as BEA Associates, changed its name to CSAM in January 1999 to more accurately reflect its integration into Credit Suisse Asset Management. Together with its predecessor firms, CSAM has been engaged in the investment advisory business in the United States for over 60 years. In the United States, CSAM is an investment manager for corporate and state pension funds, endowments and other institutions, and has assets under management of approximately $58 billion. The principal business address of CSAM's U.S. operations is 153 East 53rd Street, New York, New York 10022. CSAM is organized as a limited liability company which is an indirect wholly owned U.S. subsidiary of Credit Suisse Group.

      CSAM has sole investment discretion with respect to the Global Income Fund's portfolio under the supervision of the board of directors and in accordance with the Global Income Fund's stated policies. CSAM will select investments for the Global Income Fund and will place purchase and sale orders on behalf of the Global Income Fund. For its services, CSAM is paid a quarterly fee computed at an annual rate of 0.50% of the Global Income Fund's average weekly net assets.

The Administrator

      The Fund employs Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, under a service agreement dated as of March 1, 1999, to provide administration and accounting services to the Global Income Fund. The services provided by Brown Brothers Harriman under the service agreement are subject to the supervision of the directors and officers of the Global Income Fund, and include day to day administration of matters related to its corporate existence, maintenance of its records, preparation of reports and supervision of arrangements with custodians and the transfer and dividend disbursing agent.

      Brown Brothers Harriman is a commercial bank organized as a partnership under the laws of the states of New York, Pennsylvania and Massachusetts. Brown Brothers Harriman provides corporate management and administrative services to investment companies that at April of 1999 had approximately $80 billion of net assets.

      The Global Income Fund pays Brown Brothers Harriman a fee, computed weekly and payable monthly, of .10% of the first $50 million of its average weekly net assets, .08% of the next $50 million of its average weekly net assets and .06% of its average weekly net assets over $100 million.

      Brown Brothers Harriman is also the custodian of the Global Income Fund.

Directors and Officers

      The business and affairs of the Global Income Fund are managed under the direction of its board of directors, and day to day operations are conducted through or under the direction of its officers. For information regarding the directors and officers, see "Management--Directors and Officers" in the statement of additional information.

Portfolio Management

      Richard Lindquist, who has been a Managing Director of CSAM since 1997, is primarily responsible for the management of the Global Income Fund's assets. Mr. Lindquist joined CSAM in May 1995 and became President and Chief Investment Officer of the Global Income Fund in November 1996. He is also President and Chief Investment Officer of Credit Suisse Asset Management Income Fund, Inc. Mr. Lindquist has served the Global Income Fund in various positions since its inception.

      Maryam Ettehadieh, who has been a Vice President of CSAM since January, 1997, is primarily responsible for the management of the Global Income Fund's investments in emerging markets. Ms. Ettehadieh joined CSAM in 1993. She has been a portfolio manager of the Global Income Fund since July, 1999.

Estimated Expenses

      CSAM and Brown Brothers Harriman are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Global Income Fund, as well as the fees of all directors of the Global Income Fund who are affiliated with those companies or any of their affiliates.

      The Global Income Fund pays all other expenses incurred in its operation including, among other things:

      o     fees of legal counsel and independent accountants
      o costs of printing proxies, stock certificates and shareholder reports
      o charges of the custodians, any sub-custodians and the transfer and dividend-paying agent
      o     expenses in connection with the InvestLink(SM) Program
      o     Securities and Exchange Commission fees
      o     fees and expenses of unaffiliated directors
      o     accounting and pricing costs
      o     membership fees in trade associations
      o     fidelity bond coverage for officers and employees
      o     directors' and officers' errors and omissions insurance coverage
      o     interest, brokerage costs and stock exchange fees
      o     taxes, stock exchange listing fees and expenses
      o expenses of qualifying the shares for sale in various states
      o     litigation and other extraordinary or non-recurring expenses

                             PORTFOLIO TRANSACTIONS

      CSAM will select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Global Income Fund. In connection with the selection of brokers and dealers, the primary objective is to seek to obtain the execution of each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances. For a more detailed discussion of the Global Income Fund's brokerage allocation practice, see the statement of additional information under "Portfolio Transactions."

               DIVIDENDS AND DISTRIBUTIONS; INVESTLINK(SM) PROGRAM

      The Global Income Fund distributes monthly to shareholders substantially all of its net investment income. Net short-term capital gains, if any, are distributed annually. The board intends to distribute annually any net long-term realized capital gains (the excess of net long-term capital gains over net short-term capital losses). See "Taxation."

      You may elect to have all dividends and distributions, net of any U.S. withholding tax, automatically reinvested in additional shares through the Fund's InvestLink(SM) Program. BankBoston, N.A. c/o EquiServe-Boston is the administrator for the InvestLink(SM) Program. "InvestLink" is a service mark of EquiServe.

Purpose of the InvestLink(SM) Program

      The purpose of the InvestLink(SM) Program is to provide you with a simple and convenient way to invest funds and reinvest dividends in shares of Global Income Fund stock at prevailing prices, with reduced brokerage commissions and fees.

Eligibility and Participation

      You may join the program at any time by completing and signing the enrollment form and returning it to BankBoston. Enrollment forms may be obtained at any time by calling the program administrator at one of the telephone numbers listed below:

o     First Time Investors - 1-800-338-1176

o     Current Shareholders - 1-800-730-6001

      Beneficial owners whose shares are registered in the name of a bank, broker or other nominee must make arrangements with such bank, broker or nominee to have the shares transferred into their own names if they wish to have dividends on such shares paid to the program administrator pursuant to the program.

      Purchases of shares with funds from your cash payment or automatic account deduction will begin on the next day on which funds are invested. If you select the dividend reinvestment option, automatic investment of dividends will begin with the next dividend payable after the program administrator receives your enrollment form, provided it is received prior to the dividend record date. If your enrollment form arrives after the record date, automatic investment of dividends will begin with the following dividend. Once in the program, you will remain a participant until you terminate your participation or sell all shares held in your program account, or your account is terminated by the program administrator.

Program Options

      The program offers various investment options, as outlined below:

      o "Automatic Bank Account Deduction": Funds in the amount you specify will be charged to your bank account each month and the program administrator will invest such funds to purchase additional shares of the Global Income Fund.

      o "Full Dividend Reinvestment": The program administrator will receive all cash dividends payable on shares held in your program account and on any other shares registered in your name. In addition, the program administrator will invest in shares of the Global Income Fund all of your cash dividends on all of the shares then or subsequently registered in your name or held in your program account.

      o "Partial Dividend Reinvestment": The program administrator will receive a portion of cash dividends payable on shares held in your program account and on any other shares of the Global Income Fund registered in your name. In addition, the program administrator will invest that portion of cash dividends on shares held in your program account and any other shares of the Global Income Fund registered in your name.

      o "Cash Investments": The program administrator will not invest any portion of cash dividends due you on shares held in your program account or on shares registered in your name.

      You may change your investment options at any time by requesting a new enrollment form and returning it to the program administrator. The program administrator must receive notice on or before the 15th calendar day preceding a dividend payment date in order for a change in your dividend reinvestment option to be effective for that dividend.

Costs to Participants in Connection with Purchases and Sales under the Program

      In connection with the following transactions, participants will be assessed the following charges:

      o First-time investors will be subject to an initial service charge which will be deducted from the initial cash deposit.

      o All optional cash deposit investments will have a service charge deducted from the cash to be invested.

      o Sales processed through the program will have a service fee deducted from the net proceeds, after brokerage commissions.

      o Participants are responsible for all commission costs associated with purchases and sales. In addition to the transaction charges outlined above, participants will be assessed per share processing fees which include brokerage commissions.

Purchase of Global Income Fund Shares

      The program administrator uses dividends and funds of participants to purchase shares of Global Income Fund common stock in the open market. Such purchases will be made by participating brokers as agent for the participants. Transaction processing will generally occur within 30 days of the receipt of funds. In the event the program administrator is unable to purchase shares within 30 days of the receipt of funds, such funds will be returned to you.

      Shares offered under the program to participants in certain jurisdictions may be offered only through broker-dealers registered in these jurisdictions.

      The average price of all shares purchased by the program administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to you in connection with the shares purchased for your account with your funds or dividends received by the program administrator during such time period. The average price of all shares sold by the program administrator pursuant to sell orders received during such time period shall be the price per share allocable to you in connection with the shares sold for your account pursuant to your sell orders received by the program administrator during such time period.

Cash Payments and Automatic Bank Account Deductions

      If you are not already a registered owner of Global Income Fund common stock, your initial investment under the program must be at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $250,000.00 annually.

      The same amount of cash payment need not be sent each month and you are under no obligation to make a cash payment in any month. The amount of automatic bank account deduction must be specified by you on the enrollment form and will continue until changed by you by notifying the program administrator in writing.

Administration

      BankBoston, as program administrator, administers the program for participants, keeps records, sends statements of account to participants and performs other duties relating to the program. Shares of Global Income Fund common stock purchased under the program will be registered in the name of the accounts of the respective participants.

Reports to Participants

      Each participant in the program will receive a statement of his or her account following each purchase of shares. These statements are a record of the cost of purchase of shares under the program and should be retained for tax purposes. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

Certificates for Shares

      Unless requested, the Global Income Fund will not issue to participants certificates for shares of Global Income Fund common stock purchased under the program. The number of shares purchased for your account under the program will be shown on your statement of account. This feature protects against loss, theft or destruction of stock certificates.

      Certificates for any number of whole shares credited to your account under the program will be issued to you at no charge upon your written request to withdraw such shares from your account. Certificates for fractions of shares will not be issued.

Withdrawal of Shares in Program Accounts

      You may withdraw all or a portion of the shares from your program account by notifying the program administrator. A withdrawal/termination form is provided on the account statement for this purpose. This notice should be mailed to the address on the form.

      Within five business days of receipt of your request, certificates for the whole shares of Global Income Fund common stock so withdrawn will be issued to you or, if you request, the program administrator will sell the shares for you and send you the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. Proceeds are normally paid by check and will be distributed to you within four business days after your shares are sold. In no case will certificates for fractional shares be issued.

      If you withdraw all full and fractional shares in your program account, your participation in the program will be terminated by the program administrator.

Rights Offerings, Stock Dividends and Stock Splits

      Participation in any rights offering (including the offer), dividend distribution or stock split will be based upon both the shares of the Global Income Fund registered in participants' names and the shares (including fractional shares) credited to participants' program accounts. Any stock dividend or shares resulting from stock splits with respect to shares of the Global Income Fund, both full and fractional, which participants hold in their program accounts and with respect to all shares registered in their names will be automatically credited to their accounts in book-entry form.

Voting of a Participant's Program Shares at a Meeting of Shareholders

      All shares (including any fractional share) credited to your account under the program will be voted as you direct. If on the record date for a meeting of shareholders there are shares credited to your account under the program, you will be sent the proxy materials for such meeting. When you return an executed proxy, all of such shares will be voted as indicated. Or, if you so elect, you may vote all of such shares in person at the shareholders' meeting. If you do not provide instructions or return an executed proxy, the plan will not vote your shares.

Federal Income Tax Consequences of Participation in the Program

      You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends does not relieve you of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the program, participants should consult with their own tax advisors.

Responsibility of the Program Administrator under the Program

      The program administrator in administering the program will not be liable for any act done in good faith or for any good faith omission to act. However, the program administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the program administrator are not subject to protection under the Securities Investors Protection Act of 1970.

      The participant should recognize that neither the Global Income Fund nor the program administrator can provide any assurance of a profit or protection against loss on any shares purchased under the program.

      While the program administrator hopes to continue the program indefinitely, the program administrator reserves the right to suspend or terminate the program at any time. It also reserves the right to make modifications to the program. Participants will be notified of any such suspension, termination or modification. The program administrator also reserves the right to terminate any participant's participation in the program at any time.

      Any question of interpretation arising under the program will be determined by the program administrator in good faith and any such determination will be final.

Contact Information

      All correspondence regarding the program should be directed to:

                        BankBoston, N.A.
                        "InvestLink" Program
                        P.O. Box 8040
                        Boston, MA 02266-8040
                        Phone: 1-800-730-6001

                                    TAXATION

      The following discussion of United States Federal income taxation is based on the advice of Willkie Farr & Gallagher, counsel to the Global Income Fund.

      General. The following information is meant to be a summary. Please see the statement of additional information for additional information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Global Income Fund.

      Although the Global Income Fund intends to operate so that it will not have to pay federal income or excise tax, if it does have to pay tax, this would adversely affect investment performance.

      The Global Income Fund will distribute substantially all of its income and gains to shareholders every year, and you will be taxed on distributions you receive, regardless of whether they are paid in cash or are reinvested in shares. If the Global Income Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

      The Global Income Fund will send you a tax report each year. The report will tell you which dividends and redemptions must be treated as taxable ordinary income and which, if any, are long-term capital gain. If the Global Income Fund designates a dividend as a capital gain distribution, you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your shares.

      If you hold your shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

      You will generally have a capital gain or loss if you sell your shares. The amount of the gain or loss and the rate of tax will depend primarily upon how much you paid for the shares, how much you sell them for, and how long you held them.

      The Global Income Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S federal income tax liability.

      Foreign Shareholders. If you are a nonresident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership under U.S. laws, you will be subject to U.S. withholding tax at the rate of 30% (or applicable lower treaty rate) except where such distributions are effectively connected with a trade or business carried on by you in the United States.

      Under certain circumstances more fully described in the statement of additional information, distributions of net long-term capital gains to you and gains from sales of shares by you may not be subject to U.S. income tax.

      If the income from the Global Income Fund is effectively connected with a trade or business carried on by you, distributions of net investment income and net long-term capital gains, and any gains realized upon the sale or redemption of shares, will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

      If you are entitled to claim the benefits of an applicable tax treaty, the tax consequences to you may be different from those described herein. You are advised to consult your own tax adviser with respect to the particular tax consequences to you of an investment in the Global Income Fund.

      Other Taxation. Income received by the Global Income Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of assets to be invested in various countries is not known.

      Distributions also may be subject to additional state, local and foreign taxes depending on your particular situation. You are advised to consult your own tax adviser with respect to the particular tax consequences to you of an investment in the Global Income Fund and of the possible impact of proposed changes in applicable tax laws.

                                 NET ASSET VALUE

      The net asset value per share is determined as of the close of business on the NYSE on the last business day of each week and at month-end, by dividing the value of the Global Income Fund's net assets (the value of its assets less its liabilities, exclusive of capital stock and surplus) by the total number of shares of Common Stock outstanding. Net asset value includes interest on fixed-income securities which is accrued daily. Market values for fixed-income securities are valued at the latest quoted bid price in the over-the counter market. However, fixed-income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Other securities listed on an exchange are valued at the latest quoted sales prices on the day of valuation or, if there were no sale on such day, the last bid price quoted on such day. Quotations of foreign currency prices denominated in a foreign currency are converted to U.S. dollars at the current exchange rate on the valuation date. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities for which market quotations are not readily available (including restricted investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the board of directors. In determining net asset value, consideration is given to cost, operating and other financial data.

                                  COMMON STOCK

      The authorized capital stock of the Global Income Fund consists of 100,000,000 shares of common stock, $.001 par value. Shares, when issued, will be fully paid and nonassessable. All shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock is entitled to its proportion of the Fund's assets after payment of debts and expenses. As a holder of shares of common stock, you are entitled to one vote per share and do not have cumulative voting rights.

      Set forth below is information with respect to the common stock as of ___, 1999:

                                    Amount Held by Fund
            Amount Authorized       for Its Own Account      Amount Outstanding
            -----------------       -------------------      ------------------

            100,000,000 Shares            0 Shares            8,454,140 Shares

      The number of shares outstanding as of ___, 1999, adjusted to give effect to the issuance of all the shares pursuant to the offer, including 25% of the shares available for issuance pursuant to the over-subscription privilege, would be 11,976,698.

      The outstanding shares are listed and traded on the NYSE. The average weekly trading volume of the common stock on the NYSE during the year ended December 31, 1998 was 10,960 shares. The following table sets forth for the quarters indicated the high and low sales prices on the NYSE per share of common stock and the net asset value and the premium or discount from net asset value at which the common stock was trading, expressed as a percentage of net asset value, at each of the high and low sales prices provided.

                                                                                   Discount as % of
                                   Market Price (1)        Net Asset Value              NAV (2)
                               ----------------------     ------------------       -----------------
     Quarter Ended              High           Low         High        Low         High         Low
------------------------       -------       --------     ------      ------       -----        ----
March 31, 1997 .........        9 1/2         9           $10.51      $10.24       12.11%       8.57%
June 30, 1997 ..........        9 3/4         9            10.58       10.18       11.59        8.03
September 30, 1997......       10 1/16        9 5/8        10.94       10.65       10.38        8.14
December 31, 1997.......       10 1/4         9 5/8        11.05       10.67        9.96        4.70
March 31, 1998 .........       10 5/8        10 1/16       11.03       10.64        6.50        3.31
June 30, 1998 ..........       10 1/2         9 15/16      10.99       10.74        7.02        4.28
September 30, 1998......       10 1/8         8 1/8        10.72        9.24       12.81        4.84
December 31, 1998.......        8 7/8         8             9.42        9.08       11.89        4.26
March 31, 1999 .........        8 11/16       8 1/16        9.29        9.05       11.20        5.67
June 30, 1999 ..........        8 7/8         8 7/16        9.53        9.19       11.46        5.41
Through __, 1999

----------
      (1)   As reported by the NYSE.
      (2)   Based on the Global Income Fund's computations.

      The by-laws provide that if the average discount from net asset value at which shares of the common stock have traded is substantial in the determination of the board of directors, the board of directors will consider, at its next regularly scheduled quarterly meeting, taking actions designed to eliminate the discount, including amendments to the articles of incorporation to convert the Global Income Fund to an open-end investment company. Any such amendment would require a favorable vote of a majority of the shares entitled to vote on the matter and the amendment would have to be declared advisable by the board of directors prior to its submission to shareholders. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption.

      The board of directors has approved a share repurchase program authorizing the Global Income Fund from time to time to make open-market purchases of shares on the NYSE up to 10% of the number of shares that were outstanding as of December 11, 1990. There were no repurchases of shares during the year ended December 31, 1998.

                   TRANSFER AGENT, DIVIDEND DISBURSING AGENT,
                             REGISTRAR AND CUSTODIAN

      The transfer agent, dividend disbursing agent and registrar for the common stock is BankBoston, N.A., P.O. Box 1865, Mailstop 45-02-62, Boston, Massachusetts 02105-1865.

      The Global Income Fund's securities and cash are held by Brown Brothers Harriman as custodian.

                            DISTRIBUTION ARRANGEMENTS

      ___________, located at ___________, will act as dealer manager for the offer. Under the terms and subject to the conditions contained in the dealer manager agreement between the Global Income Fund and ___________, ___________ will provide financial advisory services and marketing assistance in connection with the offer and will solicit the exercise of rights by record date shareholders. The offer is not contingent upon any number of rights being exercised. The Global Income Fund has agreed to pay ___________ a fee for financial advisory and marketing services equal to 1.25% of the subscription price per share for shares issued upon exercise of the rights and the over-subscription privilege and to pay broker-dealers, including ___________, fees for their soliciting efforts of 2.50% of the subscription price per share for each share issued upon exercise of the rights and the over-subscription privilege.

      The Global Income Fund has also agreed to reimburse ___________ up to $100,000 for its reasonable expenses incurred in connection with the offer.

      The Global Income Fund and CSAM have agreed to indemnify ___________ or to contribute for losses arising out of certain liabilities including liabilities under the Securities Act. The dealer manager agreement also provides that ___________ will not be subject to any liability to the Global Income Fund in rendering the services contemplated by the agreement except in instances involving bad faith, willful misfeasance, or gross negligence on its part or the reckless disregard of its obligations and duties under the agreement.

      The Global Income Fund has agreed, subject to certain exceptions, including automatic reinvestment in additional shares pursuant to the InvestLink(SM) Program, not to offer or sell, or enter into any agreement to sell, any equity or equity related securities or securities convertible into such securities for a period of 180 days after the date of the dealer manager agreement without the prior consent of ___________.

      In connection with the offer, ___________ may, but is not obligated to, effect transactions designed to keep the market price of the shares higher than they might otherwise be without such trading. Such transactions may be effected on the NYSE or elsewhere. Such stabilizing, if commenced, may be discontinued at any time. There can be no assurance that such transactions, if effected, will be able to keep the market price of the shares higher than they might otherwise be without such trading. ___________ may realize profits or losses independent of any fees described in this prospectus.

                                  LEGAL MATTERS

      With respect to matters of United States law, the validity of the shares offered hereby will be passed on for the Global Income Fund by Willkie Farr & Gallagher, New York, New York. Certain legal matters will be passed on for the dealer manager by Simpson Thacher & Bartlett, New York, New York. Counsel for the Global Income Fund and the dealer manager may rely, as to matters of Maryland law, on Venable, Baetjer and Howard, LLP, Baltimore, Maryland.

                                     EXPERTS

      The financial statements of the Global Income Fund as of December 31, 1998 have been incorporated by reference into the statement of additional information in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                               FURTHER INFORMATION

      Further information concerning these securities and their issuer may be found in the Registration Statement of which this prospectus constitutes a part on file with the Securities and Exchange Commission. The Commission maintains a World Wide Web site on the Internet at http://www.sec.gov. that contains the prospectus, material incorporated by reference and other information regarding registrants, such as the Global Income Fund, that file electronically with the Commission. The Registration Statement may also be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

      The Global Income Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, NW, Washington, D.C. 20549 and the Commission's regional offices at Seven World Trade Center, New York, New York 10048. Copies of such materials can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, NW, Washington, D.C. 20549 at prescribed rates. Such reports and other information concerning the Global Income Fund also may be inspected at the offices of the NYSE and are available on the Commission's World Wide Web site on the Internet at http://www.sec.gov.

                                TABLE OF CONTENTS
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
      GENERAL INFORMATION......................................................2
      INVESTMENT POLICIES......................................................2
      INVESTMENT RESTRICTIONS.................................................12
      MANAGEMENT..............................................................15
      PORTFOLIO TRANSACTIONS..................................................18
      TAXATION................................................................19
      COMMON STOCK............................................................26
      FINANCIAL STATEMENTS....................................................26

                                                                      Appendix A

Moody's Investors Service's Corporate Bond Ratings

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

      B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aaa through B in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category: the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporate and Municipal Bond Ratings

      AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA -- An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation. Obligations rated BB, B, CCC and CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC - An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC - An obligation rated CC is currently highly vulnerable to nonpayment.

      C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      D -- An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or minus (-)-- The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

================================================================================

      You should rely only on the information contained in this document or that the Global Income Fund has referred you to. The Global Income Fund has not authorized anyone to provide you with information that is different. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer, solicitation or sale is not permitted. You should not assume that the information herein is correct as of any time subsequent to the date hereof or that there has been no change in the affairs of the Global Income Fund since such date.

                               -----------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Prospectus Summary .....................................................       3
Fee Table ..............................................................       9
Financial Highlights ...................................................      10
The Offer ..............................................................      11
Use of Proceeds ........................................................      19
The Fund ...............................................................      21
Risk Factors and Special Considerations ................................      21
Investment Objective and Policies ......................................      25
Management .............................................................      31
Portfolio Transactions .................................................      33
Dividends and Distributions; InvestLink(SM) Program ....................      33
Taxation ...............................................................      38
Net Asset Value ........................................................      40
Common Stock ...........................................................      40
Transfer Agent, Dividend Disbursing Agent, Registrar and Custodian .....      42
Distribution Arrangements ..............................................      42
Legal Matters ..........................................................      43
Experts ................................................................      43
Further Information ....................................................      44
Appendix A .............................................................     A-1

================================================================================

                                2,818,047 Shares

        Credit Suisse Asset Management Strategic Global Income Fund, Inc.
                                  Common Stock
                                ($.001 par value)

                               ------------------
                                   PROSPECTUS
                               ------------------

================================================================================

                         CREDIT SUISSE ASSET MANAGEMENT
                       STRATEGIC GLOBAL INCOME FUND, INC.

                            -------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

      Credit Suisse Asset Management Strategic Global Income Fund, Inc. is a diversified, closed-end management investment company seeking high current income consistent with the preservation of capital. The Global Income Fund seeks to achieve this objective by investing in higher-yielding U.S. and foreign securities, with an emphasis on U.S. high yield (junk bonds) and emerging market securities.

      This statement of additional information is not a prospectus, but you should read it in conjunction with the prospectus for the Global Income Fund dated ____, 1999. This statement of additional information does not include all information that you should consider before purchasing shares, and you should obtain and read the prospectus prior to purchasing shares. You may obtain a copy of the prospectus without charge, by calling (800) 733-8481, extension 349, and from outside the United States, by calling (212) 805-7000. This statement of additional information incorporates by reference the entire prospectus.

                            -------------------------

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
      GENERAL INFORMATION......................................................2
      INVESTMENT POLICIES......................................................2
      INVESTMENT RESTRICTIONS.................................................12
      MANAGEMENT..............................................................15
      PORTFOLIO TRANSACTIONS..................................................18
      TAXATION................................................................19
      COMMON STOCK............................................................26
      FINANCIAL STATEMENTS....................................................26

                            -------------------------

      The prospectus and this statement of additional information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. You may obtain the registration statement from the Securities and Exchange Commission upon payment of the fee prescribed, or inspect it at the Securities and Exchange Commission's office at no charge.

                            -------------------------

                This statement of additional information is dated

                                   ____, 1999

                               GENERAL INFORMATION

      The Global Income Fund changed its name from CS First Boston Strategic Income Fund, Inc. to BEA Strategic Income Fund, Inc. in August 1995, to BEA Strategic Global Income Fund, Inc. in June of 1997, and to Credit Suisse Asset Management Strategic Global Income Fund, Inc. in May 1999.

                               INVESTMENT POLICIES

Investment Policies

      U.S. Fixed-Income Securities

      High yield fixed-income securities. The Global Income Fund invests primarily in higher yielding, lower rated U.S. corporate fixed income securities, including debt securities, convertible securities and preferred stocks. It may also invest in securities rated single A or higher by Moody's or by Standard & Poor's and unrated corporate fixed-income securities when CSAM determines that such securities are offering high yields in relation to risk due to current market or other conditions.

      Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower categories of recognized rating agencies, i.e., Baa or lower by Moody's or BBB or lower by Standard & Poor's. The Global Income Fund may invest in any security which is rated by Moody's or by Standard & Poor's or in any unrated security which CSAM determines is of suitable quality. However, substantially all of the securities in which the Global Income Fund invests will be in the lower-rated categories. Lower-rated securities generally provide yields superior to those of more highly-rated securities, but involve greater risks and are speculative in nature. Securities in the rating categories below Baa as determined by Moody's and BBB as determined by Standard & Poor's are considered to be of poor standing and predominantly speculative. The rating services' descriptions of these rating categories, including the speculating characteristics of the lower categories, are set forth in Appendix A to the prospectus.

      Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although CSAM considers security ratings when making investment decisions for high yield securities, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. CSAM's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

      CSAM bases its investment decisions in high yield securities on the results of issuer and security-specific credit analysis. CSAM evaluates each issuer's rating, cash flow, financial structure and business risk. CSAM takes into account, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. CSAM evaluates the covenants of each security and pursues a strategy of broad issuer and industry diversification.

      U.S. government fixed-income securities. The Fund may invest in U.S. government securities and may engage in options, futures contracts and repurchase transactions with respect to such securities. U.S. government securities refers to debt securities issued or guaranteed by the U.S. government, by various of its agencies, or by various instrumentalities established or sponsored by the U.S. government. These securities may or may not be supported by the full faith and credit of the United States.

      Depending on market conditions, the Global Income Fund may invest a substantial portion of its assets in mortgage-backed securities. Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Mortgage-backed securities issued by government entities typically provide a monthly payment consisting of interest and principal payments, and additional payments will be made out of unscheduled payments of principal. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations.

      Mortgage securities that are government securities include the securities of GNMA, Federal Home Loan Mortgage Corporation ("FHLMC"), and Federal National Mortgage Association ("FNMA"). Each of these agencies issue mortgage pass-through securities. Pass-through securities are bonds backed by pools of mortgages. These securities include mortgage pass-through Certificates, collateralized mortgage obligations, including real estate investment conduits as authorized under the Internal Revenue Code of 1986, as amended ("CMO's"), and mortgage-backed bonds. Mortgage-related securities may also be issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue the securities), with the underlying securities being U.S. Government securities or non-U.S. government issued securities. Mortgage-related securities issued by financial institutions (or separate trusts or affiliates of such institutions), even where backed by U.S. Government securities, are not considered U.S. Government securities and have a different set of risks and features.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts and principal payments at maturity or specified call dates. Instead, mortgage-related securities provide a "pass-through" of monthly payments of interest and principal made by the borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive timely payment of all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

      A CMO series is made up of a group of bonds that together are fully collateralized directly or indirectly by a pool of mortgages on which the payments of principal and interest are dedicated to payment of principal and interest on the bonds in the series. Each class of bonds in the series may have a different maturity than the other classes of bonds in the series, bear a different coupon and have a different priority in receiving payments. The different maturities come from the fact that all principal payments, both regular principal payments as well as any prepayment of principal, are passed through first to the holders of the class with the shortest maturity until it is completely retired. Thereafter, principal payments are passed through to the next class of bonds in the series, until all the classes have been paid off. As a result, an acceleration in the rate of prepayments that may be associated with declining interest rates shortens the expected life of each class, with the greatest impact on those classes with the shortest maturities. Similarly, should the rate of prepayments slow down, as may happen in times of rising interest rates, the expected life of each class lengthens, again with the greatest impact on those classes with the shortest maturities. In the case of some CMO series, each class may receive a differing proportion of the monthly interest and principal repayments on the underlying collateral. In these series, the classes having proportionally greater interests in principal repayments generally would be more affected by an acceleration (or slowing) in the rate of prepayments. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage pass-through certificates) or on a modified basis (as with CMO's). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

      In purchasing securities for the U.S. government sector, CSAM may take full advantage of the entire range of maturities of U.S. government securities and may adjust the average maturity of the investments held in the portfolio from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. To the extent that the Global Income Fund invests in the mortgage market, CSAM evaluates relevant economic, environmental and security-specific variables such as housing starts, coupon and age trends.

      Foreign Fixed-Income Securities

      The Global Income Fund invests in debt obligations and other fixed income securities denominated in non-U.S. currencies or composite currencies including:

            o debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities
            o     debt obligations of supranational entities
            o debt obligations of the U.S. government issued in non-dollar securities

            o dollar and non-dollar denominated debt obligations and other fixed-income securities of foreign and U.S. corporate issuers

      The Fund may invest up to 35% of its net assets in the securities of issuers located in the emerging markets.

      In making these investments CSAM considers the relative growth and inflation rates of different countries. CSAM considers expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns of securities denominated in foreign currencies. CSAM further evaluates, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries.

      In the past, during periods of falling U.S. exchange rates, yields available from securities denominated in foreign currencies have often been higher, in U.S. dollar terms, than those of securities denominated in U.S. dollars. CSAM considers expected changes in foreign currency exchange rates in determining the anticipated returns of securities denominated in foreign currencies. The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government.

Other Investment Techniques

      To enhance return as market opportunities arise, the Global Income Fund may use the following investment techniques.

      Repurchase Agreements.

      The Global Income Fund may invest in repurchase agreements collateralized by U.S. government securities, certificates of deposit and certain bankers' acceptances for the purpose of realizing additional income. Repurchase agreements are transactions by which the Global Income Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Use of repurchase agreements can permit the Global Income Fund to keep its assets at work while retaining short-term flexibility in pursuit of investments of a longer-term nature. CSAM will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price.

      Securities Lending.

      The Global Income Fund may lend its portfolio securities to banks, brokers, dealers and other financial institutions who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Global Income Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the Global Income Fund.

      The Global Income Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission. The Global Income Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33-1/3% of the value of the its total assets. Loan arrangements made by the Global Income Fund will comply with all other applicable regulatory requirements, including, if applicable, those of the rules of the NYSE.

      CSAM will consider all relevant facts and circumstances, including the creditworthiness of the borrower, in making decisions about the lending of securities, subject to review by the board. The creditworthiness of such bank, broker, dealer or other financial institution will be monitored by CSAM during the time any securities are loaned. Voting rights, if any, may pass with the loaned securities. If a material event were to occur affecting an investment on loan, however, the loan must be called and the securities voted by the Global Income Fund.

      Short Sales.

      The Global Income Fund may engage in short sales (the sale of a security that it does not own), but only when it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and only if not more than 5% of the Global Income Fund's net assets is held as collateral for such sales at any one time.

      Options on U.S. Government Securities.

      The Global Income Fund may seek to increase its current income by writing covered call or put options with respect to some or all of the U.S. government securities held in its portfolio. In addition, the Global Income Fund may at times, through the writing and purchase of options on U.S. government securities, seek to reduce fluctuations in net asset value by hedging against a decline in the value of its U.S. government securities or an increase in the price of securities which the Global Income Fund plans to purchase.

      Significant option writing opportunities generally exist only with respect to longer term U.S. government securities. The Global Income Fund may only write covered options, which means that, so long as the Global Income Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Global Income Fund will maintain short term U.S. government securities with a value equal to or greater than the exercise price of the underlying securities. The Global Income Fund may also write combinations of covered puts and calls on the same security.

      The Global Income Fund receives a premium from writing a put or call option, which increases return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of premium reflects, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. The Global Income Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Global Income Fund realizes a profit or loss from a transaction if the cost of the transaction is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security.

      The Global Income Fund may purchase put options on U.S. government securities to protect its portfolio holdings in an underlying security against a substantial decline in market value. Such hedge protection is provided during the life of the put option since the Global Income Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

      The Global Income Fund may purchase call options on U.S. government securities to hedge against an increase in prices of securities that the Global Income Fund ultimately wants to buy. Such hedge protection is provided during the life of the call option since the Global Income Fund, as holder of the option, is able to buy the underlying security at the exercise price regardless of any increase in such security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

      The Global Income Fund will not purchase put and call options if as a result more than 5% of the value of its total assets would at the time be invested in such options.

      Interest Rate Futures and Related Options.

      The Global Income Fund may enter into interest rate futures contracts to purchase or sell U.S. government securities or other interest rate-sensitive instruments and options thereon that are traded on U.S. futures exchanges. When the Global Income Fund attempts to hedge its portfolio by selling an interest rate futures contract, purchasing a put option thereon, or writing a call option thereon, it will own an amount of U.S. government securities corresponding to the open futures or option position thereby ensuring that the position is unleveraged. The Global Income Fund only intends to engage in futures contracts or options for bona fide hedging purposes. In accordance with the current rules of the Commodity Futures Trading Commission, the Global Income Fund will not enter into any interest rate futures contract or option thereon if, immediately thereafter, the aggregate initial margin and premiums paid for all existing futures contracts and options thereon not entered into for bona fide hedging purposes would exceed 5% of its total assets. Positions in interest futures contracts may be closed out only on the exchange where the contract was made (or on a linked exchange). The Global Income Fund intends to purchase or sell interest rate futures contracts only on exchanges or boards of trade where there appears to be an active market for such contracts.

      Interest rate futures contracts are contracts that obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of the underlying financial instrument. However, some interest rate futures contracts provide for settlement in cash rather than by delivery of the securities underlying the contract. Each futures contract is traded on a commodity exchange that has been designated a "contract market" by the Commodities Futures Trading Commission. Interest rate futures contracts are currently available on several types of fixed income securities, including U.S. Treasury Bonds, U.S. Treasury Notes and GNMA securities on The Chicago Board of Trade, and on U.S. Treasury Bills on the International Monetary Market Division of The Chicago Mercantile Exchange.

      A call option for a futures contract gives the purchaser, in return for a premium paid, has the right to buy the futures contract underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying futures contract against payment of the exercise price. A put option for a futures contract gives the purchaser, in return for a premium, the right to sell the underlying futures contract at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying futures contract upon demand at the exercise price.

      In contrast to the purchase or sale of a security, the full purchase price of the futures contract is not paid or received by the Global Income Fund upon its purchase or sale. Instead, the Global Income Fund will deposit in a segregated custodial account as initial margin an amount of cash or U.S. Treasury bills equal to approximately 5% of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Global Income Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market." For example, when the Global Income Fund has purchased an interest rate futures contract and the price of the underlying security has risen, that position will have increased in value and the Global Income Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Global Income Fund has purchased an interest rate futures contract and the price of the underlying security has declined, the position would be less valuable and the Global Income Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Global Income Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Global Income Fund, and the Global Income Fund realizes a loss or gain. No assurance can be given that the Global Income Fund will be able to take an opposite position.

      The purpose of selling an interest rate futures contract is to protect a portfolio from fluctuations in asset value resulting from interest rate changes. Selling a futures contract has an effect similar to selling portfolio securities. If interest rates were to increase, the value of the securities in the portfolio would decline, but the value of the Global Income Fund's futures contracts would increase, thereby keeping the net asset value of the Global Income Fund from declining as much as it otherwise might have. In this way, selling futures contracts acts as a hedge against the effects of rising interest rates. However, a decline in interest rates resulting in an increase in the value of portfolio securities tends to be offset by a decrease in the value of the corresponding futures contracts.

      Similarly, when interest rates are expected to decline, futures contracts may be purchased to hedge against anticipated subsequent purchases of portfolio securities at higher prices. By buying futures, the Global Income Fund could effectively hedge against an increase in the price of the securities it intends to purchase at a later date in order to permit the purchase to be effected in an orderly manner. At that time, the futures contracts could be liquidated at a profit if rates had in fact declined as expected, and the Global Income Fund's cash position could be used to purchase securities.

      Although most interest rate futures contracts call for making or taking delivery of the underlying securities, these obligations are typically canceled or closed out before the scheduled settlement date. The closing is accomplished by purchasing (or selling) an identical futures contract to offset a short (or long) position. Such an offsetting transaction cancels the contractual obligations established by the original futures transaction. If the price of an offsetting futures transaction varies from the price of the original futures transaction, the Global Income Fund will realize a gain or loss corresponding to the difference. That gain or loss will tend to offset the unrealized loss or gain on the hedged securities transaction, but may not always or completely do so.

      The selection of futures and options strategies requires skills different from those needed to select portfolio securities; however, CSAM does have experience in the use of futures and options.

      Restricted and Illiquid Securities.

      The Global Income Fund may invest up to 10% of its total assets in securities that are not readily marketable. These include securities which are not registered under the Securities Act and not publicly traded. Restricted and illiquid securities are purchased in placements from the issuer or in the secondary market. The purchase of these securities will depend on their relative attractiveness as compared to securities that have been publicly offered.

      Restricted and illiquid securities have frequently resulted in higher yields and restrictive covenants providing greater protection for the purchaser, such as longer call or refunding protection, than typically would be available with publicly offered securities of the same type. An issuer is often willing to create more attractive features in its securities issued privately, because it has avoided the expense and delay involved in a public offering of its securities. For various reasons, an issuer may prefer or be required as a practical matter to obtain private financing. At certain times adverse conditions in the public securities markets may preclude a public offering of an issuer's securities.

      These securities can only be resold to certain categories of purchasers, including qualified institutional buyers, and are usually considered less liquid than publicly-traded securities, which means that the Global Income Fund may take longer to liquidate them than would be the case for publicly-traded securities.

      Foreign Currency Exchange Transactions.

      The Global Income Fund may engage in foreign currency exchange transactions to protect against changes in future exchange rates. The Global Income Fund will only engage in foreign currency exchange transactions for transaction hedging (in connection with the purchase or sale of portfolio securities) or position hedging (to protect the value of a specific portfolio position), although there is no limit on the percentage of its total assets that may be invested in forward foreign currency transactions. The Global Income Fund may engage in U.S. dollar-denominated or non-U.S. dollar denominated hedging. The Global Income Fund's ability to engage in hedging and related option transactions may be limited by tax considerations. See "Taxation" below.

      The Global Income Fund may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which it contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, the Global Income Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Global Income Fund may also enter into forward currency exchange contracts and purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

      For transaction hedging purposes, the Global Income Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Global Income Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Global Income Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Global Income Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Global Income Fund the right to purchase a currency at the exercise price until the expiration of the option.

      The Global Income Fund may engage in "position hedging" to protect against the decline in the value relative the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of currency for securities which the portfolio intends to buy, when it holds cash reserves and short term investments). For position hedging purposes, the Global Income Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, the Global Income Fund may also purchase or sell foreign currency on a spot basis.

      It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature or expire. Accordingly, it may be necessary for the Global Income Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Global Income Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Global Income Fund is obligated to deliver.

      Hedging transactions involves costs and may result in losses. The Global Income Fund may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. They simply establish a rate of exchange that one can achieve at some future point in time. The Global Income Fund engages in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of CSAM, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

      Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade that provides a secondary market in such contracts. The Global Income Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market.

      The Global Income Fund may enter into forward foreign currency exchange contracts (an obligation to purchase or sell a specific currency at a future date) solely for hedging or other appropriate risk management purposes as defined in regulations of the Commodities Futures Trading Commission. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specific fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

      Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

      At the maturity of a forward or futures contract, the Global Income Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange: a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

      The Global Income Fund may also write or purchase options on foreign currencies. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options are purchased or written only when CSAM believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally. If the Global Income Fund sells call options on foreign currencies, it may cover by holding that currency or by holding a separate call option on the currency with a strike price no higher than that of the call option sold.

      The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

                             INVESTMENT RESTRICTIONS

      The Global Income Fund is subject to the following restrictions that may not be changed without the approval of at least a majority of its outstanding voting securities, as defined in the Investment Company Act. The Investment Company Act defines a "majority" as the lesser of (1) 67% of the shares represented at a meeting of which more than 50% of the outstanding shares are present in person or represented by proxy, or (2) more than 50% of the outstanding shares.

      The Global Income Fund will not:

      (1) invest more than 5% of the value of its total assets in the securities of any one issuer, excluding obligations of the U.S. government or any agency or instrumentality thereof and except that up to 25% of the value of its total assets may be invested without regard to this limitation;

      (2) own more than 10% of the outstanding voting stock or other securities (other than securities of the U.S. government or any agency or instrumentality thereof), or both, of any one issuer;

      (3) purchase shares of other investment companies except as part of a plan of reorganization, merger, consolidation or an offer of exchange;

      (4) borrow money except as a temporary measure for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Global Income Fund will not purchase any securities at any time while such borrowings exceed 5% of total assets);

      (5) purchase securities on margin, except that it may make margin payments in connection with transactions in future contracts and related options;

      (6) sell securities short unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the value of the Global Income Fund's total assets are held as collateral for such sales at any one time;

      (7) purchase or sell commodities or commodity contracts, except that it may write, purchase or sell financial futures contracts and related options, and futures, forward contracts and options on foreign currencies;

      (8) invest for the purpose of exercising control over management of any company;

      (9) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (11) below), which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission thereunder;

      (10) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Global Income Fund may be deemed to be an underwriter;

      (11) invest more than 10% of the value of its total assets in securities subject to legal or contractual restrictions on resale or in securities which are not readily marketable, including repurchase agreements having maturities of more than 7 days and restricted and illiquid securities;

      (12) purchase real estate, although the Global Income Fund may purchase or sell securities of companies which deal in real estate or interests therein;

      (13) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets and then only to secure borrowings permitted by restriction 4 above;

      (14) invest directly in interests in oil, gas or other mineral exploration development programs; or

      (15) invest 25% or more of the value of its total assets in any one industry, except that (i) for purposes of this restriction securities of the U.S. government, its agencies or instrumentalities are not considered to represent industries, and (ii) the Global Income Fund may invest 25% or more of the value of its total assets in securities issued by or backed by the credit of supranational entities and securities of foreign governments, their agencies or instrumentalities, provided that it will not invest 25% or more of the value of its total assets in securities issued or backed by the credit of the national government of any single country or its agencies or instrumentalities or of any single supranational entity. The deposit of initial and variation margin and collateral arrangements in connection with interest rate futures contracts and related options shall not be deemed to be in violation of any of the foregoing investment restrictions.

      If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

      Under the Investment Company Act, the Global Income Fund may neither invest more than 5% of its total assets in the securities of any one investment company, nor acquire more than 3% of the outstanding voting securities of any such investment company. In addition, the Global Income Fund may not invest more than 10% of its total assets in securities issued by all investment companies. As a shareholder in any investment company, the Global Income Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the advisory, sub-advisory and administrative fees with respect to assets so invested.

                                   MANAGEMENT

Directors and Officers

      The names of the directors and principal officers of the Global Income Fund are set forth below, together with their positions and their principal occupations during the past five years.

      The officers manage day to day operations. The officers are directly responsible to the board of directors. The directors set broad policies and choose the officers.

Name, Address and Age                  Position with the Fund         Principal Occupations for the Past Five Years

William W. Priest (57)*                Director and Chairman of the   Chairman-Management Committee, Chief Executive
Credit Suisse Asset Management         Board since 1997               Officer and Managing Director of CSAM (U.S.)
153 East 53rd Street                                                  (12/90-present); Director of TIG Holdings, Inc.;
New York, NY 10022                                                    Director of other CSAM-advised investment companies.


Dr. Enrique R. Arzac (57)              Director since 1990            Professor of Finance and Economics, Graduate School
Columbia University                                                   of Business, Columbia University (1971-present);
Graduate School of Business                                           Director of The Adams Express Fund and Petroleum
New York, NY 10027                                                    and Resources Corporation.  Director of other
                                                                      CSAM-advised investment companies.


Lawrence J. Fox (56)                   Director since 1990            Partner of Drinker Biddle & Reath LLP ("DB&R")
1 Logan Square                                                        (since 1976); Former Managing Partner of DB&R
18th and Cherry Streets                                               (1990-1998); Visiting Professor of Cornell Law
Philadelphia, PA 19103                                                School since July, 1999; Director of one other
                                                                      CSAM-advised investment company.

James S. Pasman, Jr. (68)              Director since 1988            Currently retired; President and Chief Operating
29 The Trillium                                                       Officer of National InterGroup, Inc. (4/89-3/91);
Pittsburgh, PA 15238                                                  Chairman of Permian Oil Co. (4/89-3/91); Director
                                                                      of Education Management Corp., Tyco International
                                                                      Ltd.; Trustee, BT Insurance Funds Trust; Director
                                                                      of other CSAM-advised investment companies.

Richard J. Lindquist (38)              President since 1997 and       Managing Director of CSAM (4/95-present); Managing
Credit Suisse Asset Management         Chief Investment Officer       Director of CS First Boston Investment Management
153 East 53rd Street                   since 1996                     Corporation ("CSFBIM") (3/93-3/95); Director of
New York, NY 10022                                                    CSFBIM (4/92-2/93).

Hal Liebes, Esq. (34)                  Senior Vice President since    Director and General Counsel of CSAM
Credit Suisse Asset Management         1997                           (3/97-present); Vice President and Legal Counsel of
153 East 53rd Street                                                  CSAM (6/95-3/97); Chief Compliance Officer, CS
New York, NY 10022                                                    First Boston Investment Management (94-95); Staff
                                                                      Attorney, Division of Enforcement, U.S. Securities
                                                                      and Exchange Commission (91-94); Associate, Morgan,
                                                                      Lewis & Bockius (89-91).

Gregg Diliberto (42)                   Investment Officer since       Managing Director of CSAM (5/95-present); Senior
Credit Suisse Asset Management         1997                           Vice President of CSAM (1/92-5/95).
153 East 53rd Street
New York, NY 10022


Suzanne Moran (32)                     Investment Officer since       Vice President of CSAM (1/97-present); Assistant
Credit Suisse Asset Management         1996                           Vice President and Fixed Income Trader of CSAM
153 East 53rd Street                                                  (5/95-12/96); Assistant Vice President and
New York, NY 10022                                                    Portfolio Analyst at CS First Boston (8/91-4/95).

Michael A. Pignataro (39)              Vice President and Chief       Vice President of CSAM (12/95-present); Assistant
Credit Suisse Asset Management         Financial Officer since 1999   Vice President and Chief Administrative Officer for
153 East 53rd Street                   and Secretary since 1997       investment companies advised by CSAM (9/89-12/95).
New York, NY 10022

Robert Rizza (33)                      Vice President and Treasurer   Administrative Officer for investment companies
Credit Suisse Asset Management         since 1999                     advised by CSAM (3/98-present); Assistant
153 East 53rd Street                                                  Treasurer, Fund Administration, Bankers Trust Co.
New York, NY 10022                                                    (4/94-3/98).

------------------
* Mr. Priest is an interested person of the Global Income Fund by virtue of his position as an officer of CSAM.

      The Global Income Fund pays each of its directors who is not a director, officer or employee of CSAM or any affiliate thereof an annual fee of $10,000 plus $500 for each meeting attended. In addition, the Global Income Fund reimburses those directors for travel and out-of-pocket expenses incurred in connection with meetings. The aggregate remuneration paid to all such unaffiliated directors by the Global Income Fund during the fiscal year ended December 31, 1998 was $51,171.

      The following table shows certain compensation information for the directors for the fiscal year ended December 31, 1998. None of the executive officers or directors who are also officers or directors of CSAM received any compensation from the Global Income Fund for such period. The Global Income Fund has no bonus, profit sharing, pension or retirement plans.

                                                                                                   Total
                                                         Pension or                          Compensation From
                                     Aggregate      Retirement Benefits   Estimated Annual     Fund and Fund
                                    Compensation     Accrued as Part of     Benefits Upon     Complex Paid to
Name of Director                     from Fund         Fund Expenses         Retirement          Directors
----------------                    ------------    -------------------   ----------------   -----------------
William W. Priest                           $0              $0                   $0                    $0
Enrique R. Arzac                       $12,000              $0                   $0               $92,500
Lawrence J. Fox                        $12,000              $0                   $0               $24,000
James S. Pasman, Jr.                   $12,000              $0                   $0               $24,000

      The Articles of Incorporation and Bylaws of the Global Income Fund provide that it will indemnify its directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Global Income Fund to the fullest extent permitted by law. In addition, the Articles of Incorporation provide that the directors and officers will not be liable to the shareholders for money damages, except in limited instances. However, nothing in the Articles of Incorporation or the Bylaws protects or indemnifies a director, officer, employee or agent against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Advisory Arrangements

      CSAM is the investment adviser pursuant to an Advisory Agreement with the Global Income Fund (the "Advisory Agreement") which became effective on June 13, 1995. Prior to this date, CS First Boston Investment Management provided investment advisory services to the Global Income Fund under substantially the same terms, conditions and fees.

      The Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Global Income Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CSAM in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement.

      For the fiscal years ended December 31, 1998, 1997 and 1996, CSAM was paid for advisory services rendered to the Global Income Fund $433,203, $446,640, and $429,140, respectively.

Administrative Arrangement

      Brown Brothers Harriman & Co. is the Global Income Fund's administrator. The services provided by Brown Brothers Harriman under its Administration Agreement with the Global Income Fund are subject to the supervision of the directors and officers, and include day to day administration of matters related to its corporate existence, maintenance of its records, preparation of reports and supervision of arrangements with custodians and the transfer and dividend disbursing agent.

Duration and Termination; Non-Exclusive Services

      The Advisory Agreement became effective on June 13, 1995. Unless earlier terminated as described below, the Advisory Agreement remains in effect if approved annually (a) by the board of directors or by the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act) and (b) by a majority of the directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Agreement terminates on its assignment by any party and may be terminated without penalty on 60 days' written notice at the option of the board of directors or by the vote of the majority of the holders of the shares, or upon 90 days' written notice, by CSAM.

      The Administration Agreement is terminable upon 60 days' notice by either party.

      The services of CSAM and Brown Brothers Harriman are not deemed to be exclusive, and nothing in the relevant service agreements will prevent any of them or their affiliates from providing similar services to other investment companies and other clients (whether or not such clients' investment objectives and policies are similar to those of the Global Income Fund) or from engaging in other activities.

Custodian

      Brown Brothers Harriman acts as custodian under a Custodian Agreement dated January 29, 1999.

      Foreign securities are held by certain foreign banks and securities depositories which have been approved by the board of directors upon recommendation by Brown Brothers Harriman, in accordance with Rule 17f-5 under the 1940 Act as currently in effect. Approval of a foreign subcustodian is made by the board following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services; the reputation of the institution in its national market; the political and economic stability of the country or countries in which the subcustodian will be located; and the risk of potential nationalization or expropriation of the assets.

                             PORTFOLIO TRANSACTIONS

      Decisions to buy and sell securities are made by CSAM, subject to the overall review of the board of directors. Portfolio securities transactions are placed on behalf of the Global Income Fund by persons authorized by CSAM. CSAM manages other investment companies and accounts that invest in fixed-income securities. Although investment decisions for the Global Income Fund are made independently from those of these other accounts, CSAM may make investments of the type the Global Income Fund makes on behalf of these other accounts. When the Global Income Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same security, CSAM will allocate available investments or opportunities for each in a manner believed by CSAM to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Global Income Fund or the size of the position it obtains or disposes of. The Global Income Fund may utilize CS First Boston Corporation and other affiliates of Credit Suisse in connection with the purchase or sale of securities in accordance with rules or exemptive orders adopted by the Securities and Exchange Commission when CSAM believes that the charge for the transaction does not exceed usual and customary levels.

      Transactions on U.S. and some foreign stock exchanges involve the payment of negotiated brokerage commissions, which may vary among different brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers in the over-the-counter markets include a dealer's mark-up or mark-down, which normally is not disclosed. Fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer.

      In selecting brokers or dealers to execute portfolio transactions on behalf of the Global Income Fund, CSAM will seek the best overall terms available. In addition, unless otherwise directed by the board of directors, the Advisory Agreement authorizes CSAM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) and cause the Global Income Fund to pay a broker-dealer which furnishes such services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of CSAM to the Global Income Fund. The fees payable under the Advisory Agreement are not reduced as a result of CSAM's receiving such brokerage and research services.

      Currently, it is the Global Income Fund's policy that CSAM may at times pay higher commissions than might otherwise be obtainable in recognition of brokerage services felt necessary for the achievement of best available price and most favorable execution of certain securities transactions. CSAM will only pay such higher commissions if it believes this to be in the best interest of the Global Income Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to CSAM and/or the Global Income Fund. Subject to the primary objective set forth above, CSAM has informed the Global Income Fund that it may pay higher commission rates specifically for the purpose of obtaining research services. The Global Income Fund will not pay to any affiliate of CSAM a higher commission rate specifically for the purpose of obtaining research services.

      The Global Income Fund paid no affiliated brokerage commissions in any of the fiscal years ended December 31, 1998, 1997 and 1996.

                                    TAXATION

      The following is a summary of the material United States federal income tax considerations, regarding the purchase, ownership and disposition of shares. You are urged to consult your own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Global Income Fund. The summary is based on the laws in effect on the date of this statement of additional information, which are subject to change.

United States Federal Income Taxes

      The Global Income Fund and its investments. The Global Income Fund has qualified and continues to qualify and elect to be treated as a regulated investment company for each taxable year under the Code. To so qualify, the Global Income Fund must, among other things:

      o     derive at least 90% of its gross income in each taxable year from:
                  o     dividends
                  o     interest
                  o     payments with respect to securities loans
                  o gains from the sale or other disposition of stock or securities or foreign currencies
                  o other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and

      o diversify its holdings so that, at the end of each quarter of the taxable year:
                  o at least 50% of the market value of the assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Global Income Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and
                  o not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Global Income Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

      As a regulated investment company, the Global Income Fund is not subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in section 852 of the Code) and 90% of its net tax-exempt income for the taxable year is distributed, but is subject to tax at regular corporate rates on any taxable income or gains that it does not distribute.

      The Code imposes a 4% nondeductible excise tax on the Global Income Fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long- and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Global Income Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Global Income Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

      If, in any taxable year, the Global Income Fund fails to qualify as a regulated investment company under the Code, the Global Income Fund would be taxed in the same manner as an ordinary corporation and distributions to you would not be deductible by the Global Income Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Global Income Fund's distributions, to the extent derived from current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to you as ordinary income, even though those distributions might otherwise (at least in part) have been treated as long-term capital gains when received by you. If the Global Income Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Global Income Fund failed to qualify as a regulated investment company for a period greater than one taxable year, it may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

      The Global Income Fund pays dividends of net investment income monthly and makes distributions at least annually of any net realized long-term and short-term capital gains in excess of applicable capital losses, including capital loss carryforwards. The board of directors determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Global Income Fund currently expects to distribute any excess annually to you. However, if the Global Income Fund retains for investment an amount equal to all or a portion of its net realized long-term capital gains in excess of its net realized short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Global Income Fund expects to designate such retained amounts as undistributed capital gains in a notice to you and you (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, your proportionate share of the undistributed amount, (b) will be entitled to credit your proportionate share of the 35% tax paid by the Global Income Fund on the undistributed amount against you United States federal income tax liabilities, if any, and to claim refunds to the extent your credits exceed your liabilities, if any, and (c) will be entitled to increase your tax basis, for United States federal income tax purposes, in your shares by an amount equal to 65% of the amount of undistributed capital gains included in your income.

      Any dividend declared by the Global Income Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Global Income Fund not later than such December 31, provided that such dividend is actually paid by the Global Income Fund during January of the following calendar year.

      Dividends and Distributions. If you are a U.S. shareholder, dividends of net investment income and distributions of net realized short-term capital gains are taxable to you as ordinary income, whether paid in cash or in shares. Distributions of net long-term capital gains, if any, that the Global Income Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long you have held shares. Dividends and distributions paid by the Global Income Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Global Income Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Global Income Fund's current and accumulated earnings and profits will, as to you, be treated as a tax-free return of capital, to the extent of your basis in your shares, and as a capital gain thereafter (if you hold your shares as capital assets).

      If you receive dividends or distributions in the form of additional shares pursuant to the Dividend Reinvestment and Cash Purchase Plan you should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

      If you are considering buying shares just prior to a dividend or capital gain distribution you should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to you.

      If the Global Income Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Global Income Fund's gross income not as of the date received but as of the later of (a) the date such stock went ex-dividend (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Global Income Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Global Income Fund may be required to pay dividends based on anticipated earnings, and you may receive dividends in an earlier year than would otherwise be the case.

      Sales of Shares. Upon the sale or exchange of your shares, you will realize a taxable gain or loss equal to the difference between the amount realized and the basis in your shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in your hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Global Income Fund under the Dividend Reinvestment and Cash Purchase Plan, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by you on the sale of a share held by you for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by you with respect to such share.

      Backup Withholding. If you fail to provide the Global Income Fund with your correct taxpayer identification number or to make required certifications, or have been notified by the Internal Revenue Service that you are subject to backup withholding, the Global Income Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends and distributions payable. Corporate shareholders and certain other shareholders are or may be exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against your United States federal income tax liabilities. If you are a foreign investor additional tax withholding requirements which apply are discussed below.

      Foreign Shareholders. If you are a foreign investor (such as a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership) under U.S. laws, taxation depends, in part, on whether your income from the Global Income Fund is "effectively connected" with a United States trade or business carried on by you.

      If you are not a resident alien and your income from the Global Income Fund is not effectively connected with a United States trade or business carried on by the foreign investor, distributions of net investment income and net realized short-term capital gains will be subject to a 30% (or lower treaty rate) United States withholding tax. If you are a non-resident alien distributions of net realized long-term capital gains, amounts retained by the Global Income Fund which are designated as undistributed capital gains, and gains realized upon the sale of shares of the Global Income Fund generally will not be subject to United States tax unless you are physically present in the United States for more than 182 days during the taxable year and, in the case of gain realized upon the sale of shares, unless (a) such gain is attributable to an office or fixed place of business in the United States or (b) you have a tax home in the United States and such gain is not attributable to an office or fixed place of business located outside the United States. However, a determination by the Global Income Fund not to distribute long-term capital gains will cause the Global Income Fund to incur a U.S. federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Global Income Fund that is available for investment, and you may not be able to claim a credit or deduction with respect to such taxes.

      In general, if you are a resident alien or if dividends or distributions from the Global Income Fund are effectively connected with a United States trade or business carried on by you, then dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Global Income Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares will be subject to United States income tax at the rates applicable to United States citizens or domestic corporations. If you are a corporation, and your income from the Global Income Fund is effectively connected with a United States trade or business, you may also be subject to the 30% (or lower treaty rate) branch profits tax. If you are entitled to claim the benefits of an applicable tax treaty the tax consequences to you may be different from those described in this section. You may be required to provide appropriate documentation to establish your entitlement to the benefits of such a treaty. You are advised to consult your own tax adviser with respect to (a) whether your income from the Global Income Fund is or is not effectively connected with a United States trade or business carried on by you,
(b) whether you may claim the benefits of an applicable tax treaty, and (c) any other tax consequences to you of an investment in the Global Income Fund.

      Notices. You will be notified annually by the Global Income Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Global Income Fund to you. Furthermore, you will also receive, if appropriate, various written notices after the close of the Global Income Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Global Income Fund to you during the preceding taxable year.

      Other Taxation. Distributions also may be subject to additional state, local and foreign taxes depending on your particular situation.

Fund Investments

      Market Discount. If the Global Income Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, the Global Income Fund must include a portion of such market discount as ordinary income (not capital gain) in each taxable year in which the Global Income Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Global Income Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Global Income Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Global Income Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

      Original Issue Discount. Certain debt securities acquired by the Global Income Fund may be treated as debt securities that were originally issued at a discount. Generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Global Income Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. In order to maintain its status as a regulated investment company, the Global Income Fund could therefore be required to incur debt or to dispose of portfolio securities to generate cash for distribution. Some debt securities may be purchased by the Global Income Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

      Options, Futures and Forward Contracts. The Global Income Fund's transactions in options and futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Global Income Fund (i.e., it may affect whether gains or losses are ordinary or capital), accelerate recognition of income and defer losses. These rules could therefore affect the character, amount and timing of distributions to you. These provisions also (a) will require the Global Income Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Global Income Fund to recognize income without receiving cash to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Global Income Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent its disqualification as a regulated investment company.

      Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Global Income Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Global Income Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

      Transactions in options, futures and forward contracts undertaken by the Global Income Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized from such transactions, and losses realized by the Global Income Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Global Income Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

      Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Global Income Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Global Income Fund, which is taxed as ordinary income when distributed to you. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to you as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

      Constructive Sales. Under certain circumstances, the Global Income Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Global Income Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Global Income Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Global Income Fund's holding period and the application of various loss deferral provisions of the code. Constructive sale treatment does not apply to transactions closed prior to the end of the 30th day after the close of the taxable year, if certain conditions are met.

      Section 988 Gains or Losses. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Global Income Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Global Income Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Global Income Fund's investment company taxable income available to be distributed to you as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Global Income Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to you, rather than as an ordinary dividend, reducing the basis in your shares.

      THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE GLOBAL INCOME FUND AND YOURSELF. YOU

ARE ADVISED TO CONSULT YOUR OWN TAX ADVISER WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF AN INVESTMENT IN THE GLOBAL INCOME FUND.

                                  COMMON STOCK

      The authorized capital stock of the Global Income Fund is 100,000,000 shares of Common Stock. The Fund has no present intention of offering additional shares other than pursuant to the offer, except that additional shares may be issued under the Dividend Reinvestment and Cash Purchase Plan. Other offerings of shares, if made, will require approval of the board of directors. Any additional offering will be subject to the requirement of the Investment Company Act that shares not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of the holders of a majority of the outstanding voting securities, as such term is defined under the Investment Company Act.

Beneficial Ownership

      The Global Income Fund does not know of any persons who may be deemed beneficial owners of 5% or more of the shares because they possessed or shared voting or investment power with respect to them. The officers and directors of the Global Income Fund, in the aggregate, own less than 1% of the outstanding shares.

                              FINANCIAL STATEMENTS

      The annual report for the fiscal year ended December 31, 1998 and the unaudited semi-annual report for the fiscal period ended June 30, 1999, which either accompany this statement of additional information or have previously been provided to you, are incorporated herein by reference with respect to all information other than the information set forth in the letter to shareholders included therein. The Global Income Fund will furnish, without charge, a copy of these reports upon request to Shareholder Relations at Credit Suisse Asset Management, One Citicorp Center, 153 East 53rd Street, New York, New York 10022,
(800) 293-1232.

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

      1.    Financial Statements

            Contained in Part A:

            (a)   Financial Highlights

            Incorporated in Part B by reference to Registrant's December 31, 1998 annual report:

                  (1)   Portfolio of Investments as of December 31, 1998

                  (2)   Statement of Assets and Liabilities as of December 31,
                        1998

                  (3)   Statement of Operations for the year ended December 31,
                        1998

                  (4) Statements of Changes in Net Assets for the years ended December 31, 1998 and December 31, 1997

                  (5)   Notes to Financial Statements

            To be filed by amendment:

                  (1)   Portfolio of Investments as of June 30, 1999

                  (2)   Statement of Assets and Liabilities as of June 30, 1999

                  (3) Statement of Operations for the fiscal period ended June 30, 1999

                  (4) Statement of Changes in Net Assets for the fiscal period ended June 30, 1999

                  (5)   Notes to Financial Statements

      2.    Exhibits

                  (a)   Articles of Incorporation of the Registrant, as amended

                  (b)   By-Laws of the Registrant

                  (c)   Not applicable

                  (d)   (1)   Specimen Certificate for Shares of Common Stock of
                              the Registrant*

                        (2)   Form of Subscription Certificate*

                        (3)   Form of Notice of Guaranteed Delivery*

                        (4)   Form of DTC Participant Over-Subscription
                              Certificate*

                        (5)   Form of Nominee Holder Over-Subscription
                              Certificate*

                        (6)   Form of Beneficial Listing*

                        (7) Subscription Agent Agreement between the Registrant and BankBoston, N.A. dated July 27, 1999

                  (e)   InvestLinkSM Program

                  (f)   Not Applicable

                  (g) Investment Advisory Agreement between the Registrant and BEA Associates (now Credit Suisse Asset Management) dated June 13, 1995

                  (h)   (1)   Dealer Manager Agreement between the Registrant,
                              Credit Suisse Asset Management and ___________ *

                        (2)   Form of Soliciting Dealer Agreement*

                  (i)   Not Applicable

                  (j) Custody Agreement between the Registrant and Brown Brothers Harriman & Co. dated January 29, 1999

                  (k)   (1)   Registrar, Transfer and Service Agreement between
                              the Registrant and BankBoston, N.A. dated October
                              26, 1998

                        (2) Administrative and Accounting Agency Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 27, 1999

                  (l)   (1)   Opinion and Consent of Willkie Farr & Gallagher,
                              counsel of the Registrant*

                        (2)   Opinion of Venable, Baetjer and Howard, LLP*

                  (m)   Not Applicable

                  (n)   Consent of PricewaterhouseCoopers LLP

                  (o)   Not Applicable

                  (p)   Not Applicable

                  (q)   Not Applicable

-------------------
*To be filed by amendment.

Item 25. Marketing Arrangements

      Not Applicable

Item 26. Other Expenses of Issuance, Distribution and Organization

      Registration Fees..............................................     $9,000
      New York Stock Exchange listing fees...........................     44,300
      NASD fees......................................................      4,000
      Printing (other than stock certificates).......................    100,000
      Fees and Expenses of qualification under state
        securities laws (including fees of counsel)..................      5,000
      Legal fees and expenses........................................    100,000
      Dealer Manager's expenses......................................    100,000
      Accounting fees and expenses...................................     40,000
      Information Agent's fees and expenses..........................     11,000
      Subscription Agent's fees and expenses.........................     25,000
      Postage........................................................     25,000
      Miscellaneous expenses.........................................     10,700
                                                                        --------
               Total.................................................   $475,000
                                                                        ========

Item 27. Persons Controlled by or under Common Control with Registrant

      Registrant is not controlled by or under common control with any person and has no subsidiaries

Item 28. Number of Holders of Securities

      1,123 as of July 27, 1999

Item 29. Indemnification

      Section 2-418 of the Corporation Law of the State of Maryland gives Registrant the power to indemnify the directors and officers. Section 2-418 provides in pertinent part:

            (B)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is proved that:

                  (I) The act or omission of the director was material to the cause of action adjudicated in the proceeding; and

                        (1)   Was committed in bad faith; or

                        (2)   Was the result of active and deliberate
                              dishonesty; or

                  (II) The director actually received an improper personal
            benefit in money, property or services; or

                  (III) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

                  (2)(I) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                  (II) However, if the proceeding was one by or in the right of the corporation, indemnification may be made only against reasonable expenses and may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                  (3)(I) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                  (II) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

            (C) A director may not be indemnified under subsection (B) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

            (D) Unless limited by the charter:

            (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (B) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

            (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                  (I) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses in securing such reimbursement; or

                  (II) If it determines that the director is fairly and
            reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in Subsection (B) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

            (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

            (K)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

            (2) A corporation may provide similar protection, including a trust Fund, letter of credit, or surety bond, not inconsistent with this section.

            (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

      In addition, Sections 3, 4 and 5 of Article VIII of the Global Income Fund's Articles of incorporation provide that:

            Section 3. The Corporation shall indemnify its directors and officers to the fullest extent allowed, and in the manner provided, by Maryland law, including the advancing of expenses incurred in connection therewith. Such indemnification shall be in addition to any other right or claim to which any director or officer may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who, while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify such liability.

            Section 4. Nothing in this Article protects or purports to protect, any director or officer against any liability to the Corporation or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

            Section 5. Each section or portion thereof of this Article shall be deemed severable from the remainder, and the invalidity of any such section or portion shall not affect the validity of the remainder of this Article.

      No amendment, modification or repeal of this Article shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal.

      The Global Income Fund's By-laws provide that the Fund shall indemnify its directors and officers against judgments, fines, settlements and expenses to the fullest extent authorized and in the manner permitted, by applicable federal and state law and the Fund's Articles of incorporation.

      The Fund has purchased insurance insuring its officers and directors against certain liabilities incurred in their capacities as such, and insuring the Global Income Fund against any payments which it is obligated to make to such persons under the foregoing indemnification provisions.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Global Income Fund pursuant to the provisions described under Item 29 above, or otherwise, the Global Income Fund has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Global Income Fund of expenses incurred or paid by a director, officer or controlling person of the Global Income Fund in the successful defense of any action, suit or proceeding) is asserted against the Global Income Fund by such director, officer or controlling person in connection with the securities being registered, the Global Income Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of Investment Adviser

      Registrant is fulfilling the requirements of this Item 30 to provide a list of the officers and directors of its investment adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by that entity or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Credit Suisse Asset Management (SEC File No. 801-37170).

Item 31. Location of Accounts and Records

      Credit Suisse Asset Management Strategic Global Income Fund, Inc. c/o Credit Suisse Asset Management
      One Citicorp Center, 57th Floor
      153 East 53rd Street
      New York, NY  10022
      (Registrant's Articles of Incorporation and By-Laws)

      Credit Suisse Asset Management
      One Citicorp Center, 57th Floor
      153 East 53rd Street
      New York, NY  10022
      (with respect to its services as investment adviser)

      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA  02109
      (with respect to its services as Administrator)

      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA  02109
      (with respect to its services as Custodian for the Fund's assets)

      BankBoston, N.A.
      P.O. Box 1865
      Mailstop 45-02-62
      Boston, MA  02105-1865
      (with respect to its services as dividend-paying agent, transfer agent and registrar)

Item 32. Management Services

      Other than the Administrative and Accounting Agency Agreement with Brown Brothers Harriman & Co. which has been filed as Exhibit (k)(2) and described in the prospectus contained in Part A, the Registrant is not a party to any management-related service contract.

Item 33. Undertakings

      (a) The Fund undertakes to suspend offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

      (b) The Registrant hereby undertakes to send by, first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 30th day of July, 1999.

                                    Credit Suisse Asset Management Strategic
                                    Global Income Fund, Inc.

                                    By:    /s/ William W. Priest
                                       -----------------------------
                                             William W. Priest
                                          (Chairman of the Board)

      Each person whose signature appears below hereby constitutes and appoints Michael A. Pignataro his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on July 30, 1999 by the following persons in the capacities indicated:

      /s/William W. Priest              Director and Chairman of the Board
---------------------------------
       William W. Priest


    /s/Richard J. Lindquist             President and Chief Investment Officer
---------------------------------
      Richard J. Lindquist


    /s/Michael A. Pignataro             Vice President, Chief Financial
---------------------------------       Officer and Secretary
      Michael A. Pignataro


      /s/Enrique R. Arzac               Director
---------------------------------
        Enrique R. Arzac


       /s/Lawrence J. Fox               Director
---------------------------------
        Lawrence J. Fox


    /s/James S. Pasman, Jr.             Director
---------------------------------
      James S. Pasman, Jr.

                                INDEX TO EXHIBITS

  Number                                             Exhibit

(a)         --    Articles of Incorporation of the Registrant, as amended
(b)         --    By-Laws of the Registrant
(d)(7)      --    Subscription Agent Agreement between the Registrant and
                  BankBoston, N.A. dated July 27, 1999
(e)         --    InvestLinkSM Program
(g)         --    Investment Advisory Agreement between the Registrant and BEA
                  Associates (now Credit Suisse Asset Management) dated June 13,
                  1995
(j)         --    Custodian Agreement between the Registrant and Brown Brothers
                  Harriman & Co. dated January 29, 1999
(k)(1)      --    Registrar, Transfer Agency and Service Agreement between the
                  Registrant and BankBoston, N.A. dated October 26, 1999
   (2)      --    Administrative and Accounting Agency Agreement between the
                  Registrant and Brown Brothers Harriman & Co. dated February
                  27, 1999
(n)         --    Consent of PricewaterhouseCoopers LLP